                                                                   Exhibit 10.24
                                                                   -------------


                            BUSINESS PARK NET LEASE


                             3777 SPINNAKER COURT
                              FREMONT, CALIFORNIA




                                BY AND BETWEEN

                       BEDFORD PROPERTY INVESTORS INC.,
                       --------------------------------
                            A Maryland corporation
                            ----------------------
                                  (Landlord)
                                  ----------

                                      AND


                        CENTILLIUM COMMUNICATION, INC.,
                        -------------------------------
                            a Delaware corporation
                            ----------------------
                                   (Tenant)
                                   --------

                           BUSINESS PARK NET LEASE

      This Business Park Net Lease ("Lease") is entered into by and between "Landlord" and "Tenant" (defined below and collectively the "Parties") and dated for reference purposes only as of August 28, 2000.
                                  ---------

                        ARTICLE 1. SALIENT LEASE TERMS
                        ------------------------------

      In addition to the terms defined throughout this Lease, the terms set forth below shall have the following meanings when referred to in this Lease:

1.1   Rent Payment Address:      BEDFORD PROPERTY INVESTORS, INC.
                                 Lockbox No. 73048-"Spinnaker Court"
                                                    ---------------
                                 P.O. Box 60000, San Francisco, CA 94160-3048.

1.2   Landlord & Notice Address: BEDFORD PROPERTY INVESTORS, INC.,
                                 a Maryland corporation
                                 270 Lafayette Circle
                                 Lafayette, CA 94549
                                 Attn: Property Management
                                 Facsimile Number: (925)283-0896.

1.3   Tenant & Notice Address:   CENTILLIUM COMMUNICATIONS, INC.
                                 a Delaware corporation
                                 3777 Spinnaker Court
                                 Fremont, California  94538
                                 Facsimile Number: (___)_________

1.4   Premises:                  3777 Spinnaker Court, Fremont, California
                                 ------------------------------------------
                                 containing approximately 20,770 square feet
                                                          ------
                                 (the "Rentable Area"), as outlined in Exhibit
                                                                       -------
                                 B-1
                                 ---


1.5   Building:                  Building 1: 3777 Spinnaker Court, Fremont,
                                 -----------------------------------------
                                 California in which the Premises are located.
                                 ----------

1.6   Complex:                   Spinnaker Court, located at 3777-3797 Spinnaker
                                 ---------------             -------------------
                                 Court, Fremont, California, in the State of
                                 --------------------------
                                 California ("State"), consisting of: (i) that
                                 parcel of real property on which the Premises
                                 are located, (ii) the Common Area, and (iii)
                                 any contiguous parcels owned by Landlord, as
                                 more particularly described in Exhibit A.
                                                                ---------

1.7   Term:                      (A) November 1, 2000 (the "Estimated
                                     ----------
                                     Commencement Date").

                                 (B) Sixty (60) months
                                     ----------

1.8   Minimum Monthly Rent:      (A) Minimum Monthly
                                     Months 01-12: $46,732.50
                                     ------------------------
                                     Months 13-24: $49,069.13
                                     ------------------------
                                     Months 25-36: $51,522.58
                                     ------------------------
                                     Months 37-48: $54,098.71
                                     ------------------------
                                     Months 49-60: $56,803.65
                                     ------------------------

                                 (B) Advance Rent: $46,732.50
                                                   ----------



1.9   Security Deposit:          Letter of Credit: $467,325.00 (see Exhibit F)
                                 -----------------------------

1.10  Permitted Use:             General office and administration, R&D and
                                 ------------------------------------------
                                 other ancillary uses related to the broadband
                                 ---------------------------------------------
                                 communications industry.
                                 -----------------------

1.11  Initial Pro Rata %:        21.09% percent (20,770 sq. ft. / 98,500 sq. ft)
                                 ------

1.12  Landlord's Allowance:      N/A.
                                 ---

1.13  CC&Rs:                     Date of Recordation  July 9, 1986
                                                     -------------
                                 Book  161   Pages  67
                                      -----        ----
                                 Document Number

1.14  Management Fee:            5% percent of gross rental revenue
                                 ---

       JRM                                                          WFM
-------------------                                          -----------------
Landlord's Initials                                          Tenant's Initials

1.15   Broker:       Landlord:  Cornish & Carey Commercial
                                --------------------------
                     Tenant:  CB Richard Ellis
                            ------------------

1.16   Contents:     This Lease consists of Pages 1 through 29; Articles 1
                     through 34; and Addendum #1 - Option to Renew; as well as
                                                   ---------------
                     the following Exhibits:
                     Exhibit A  -  Legal Description of Complex
                     Exhibit B  -  Plan of the Complex
                     Exhibit B1 - Floor Plan of the Premises
                     Exhibit C  -  Work  Letter for Construction Obligations
                     Exhibit C1 - Contractor's Bid for Tenant Improvements
                     Exhibit D -  Acknowledgment of Commencement of Term
                     Exhibit E -  Rules and Regulations
                     Exhibit F -  Letter of Credit
                     Exhibit F1 - Form of Letter of Credit


                             ARTICLE 2.  PREMISES
                             --------------------

     2.1  Demising Clause.  Landlord leases to Tenant and Tenant leases from
          ---------------
Landlord the Premises upon the terms and conditions set forth in this Lease. Landlord reserves the area beneath and above the Building and the exterior thereof together with the right to install, maintain, use, repair and replace pipes, ducts, conduits, wires, and structural elements leading through the Premises serving other parts of the Complex, so long as such items are concealed by walls, flooring or ceilings. Such reservation in no way affects the maintenance obligations imposed herein. Landlord may change the shape, size, location, number and extent of the improvements to any portion of the Complex, including the Building, without the consent of Tenant and without affecting Tenant's obligations hereunder if such changes do not have a material adverse impact on Tenant's use of the Premises. In this Lease "Landlord Parties" means Landlord's directors, officers, employees, shareholders, contractors, property managers, agents, Lenders, and other lien holders, but excluding other tenants in the Complex, and "Tenant Parties" means Tenant's directors, officers, employees, partners, shareholders, invitees, agents, contractors, assigns, subtenants or occupants.

     2.2  Covenants, Conditions and Restrictions.  The Parties agree that this
          --------------------------------------
Lease is subject and subordinate to the effect of: (a) any covenants, conditions, restrictions, easements, Security Instruments, and any other matters or documents of record, including the CC&Rs, and all amendments or modification thereto (collectively, the "Restrictions"); (b) zoning and other laws of the city, county and state where the Complex is situated; and (c) general and special taxes not delinquent. Tenant agrees that as to its leasehold estate, Tenant and all persons in possession or holding under Tenant will conform to and will not violate the terms of any Restrictions.


                        ARTICLE 3.  TERM AND POSSESSION
                        -------------------------------

     3.1  Commencement Date.  The Estimated Commencement Date specified in
          -----------------
Section 1.7 (A) is the date the Parties anticipate that the Tenant Improvements will be Substantially Completed. On Landlord's delivery of the Substantially Completed Premises to Tenant, Tenant shall execute a written acknowledgment of that date as the actual commencement date (the "Commencement Date") in the form of Exhibit D.
   ---------

     3.2  Term.  The Term of this Lease shall start on the Commencement Date and
          ----
shall be for the term specified in Section 1.7 (B) hereof, plus any partial month at the commencement of the Term.

     3.3  Pre-Term Possession.  If Landlord is to construct or remodel the
          -------------------
Premises, Landlord may notify Tenant when the Premises are ready for Tenant's fixture installation or Tenant's work. Tenant may then enter the Premises at its own risk to make such improvements, to install fixtures, supplies, inventory and other property. Tenant will not interfere with the progress of Landlord's work by such entry. Should Landlord determine such entry interferes with its work, Landlord may demand that Tenant vacate the Premises until Landlord's work is complete. Tenant shall promptly comply with this demand. During any pre-term possession all terms and conditions of the Lease shall apply, including Tenant indemnities under the Lease and Tenant's payment of utilities, but excluding the payment of other Rent.

     3.4  Landlord Delay.  If Landlord cannot deliver possession of the Premises
          --------------
on the Estimated Commencement Date, as extended for Force Majeure Delay (defined in Exhibit C, Section 3), the Lease shall not be void or voidable, nor shall
   ---------
Landlord be liable for any loss or damage resulting therefrom. If Substantial Completion of the Tenant Improvements does not occur within six months after the Estimated Commencement Date (as extended for Force Majeure Delay) due to a cause other than a Tenant Delay (defined in Exhibit C, Section 3), Tenant shall have
                                      ---------
the right to cancel this Lease upon Notice to Landlord given within ten days after the expiration of the six-month period.

     3.5  Tenant Delay.  If Landlord cannot deliver possession of the Premises
          ------------
on the Estimated Commencement Date because of a Tenant Delay, the Commencement Date will be the Estimated Commencement Date. In no event shall a Tenant Delay excuse Tenant's performance hereunder. Tenant shall be responsible for, and shall immediately pay upon demand to Landlord, all costs and expenses incurred by Landlord in connection with any Tenant Delay.

                               ARTICLE 4.  RENT
                               ----------------

     4.1  Payment.  Tenant shall pay to Landlord the Minimum Monthly Rent
          -------
specified in Section 1.8 (A) and the Additional Rent as set forth in Articles 5 through 8 and elsewhere in this Lease (the Minimum Monthly Rent and the

       JRM                                                            WFM
-------------------                                           -----------------
Landlord's Initials                                           Tenant's Initials

Additional Rent are collectively referred to as "Rent"). Minimum Monthly Rent is payable in advance on the first day of each month of the Term at the Rent Payment Address or such other address specified by Landlord. If the Term commences on other than the first day of the month, the Rent for the first partial month shall be prorated accordingly. All Rent is payable in lawful money of the United States.

     4.2  No Set Off.  Rent shall be paid without prior notice, demand,
          ----------
deduction, setoff, offset, counterclaim, recoupment, suspension or abatement except as expressly provided in Articles 12 and 20.

     4.3  Advance Rent.  The amount specified in Section 1.8 (B) is paid to
          ------------
Landlord upon execution of this Lease as advance Rent; provided, however, that such amount shall be held by Landlord as a Security Deposit pursuant to the Lease until it is applied by Landlord to the Minimum Monthly Rent.

     4.4  Late Charges; Interest.  Tenant acknowledges that late payment of Rent
          ----------------------
or other sums due under the Lease will cause Landlord to incur costs not contemplated by this Lease, the exact amount being extremely difficult and impractical to fix. Such costs include processing and accounting charges, late charges that may be imposed on Landlord by the terms of any encumbrance covering the Premises, and interest costs. If Landlord does not receive any Rent or other sums due from Tenant within five (5) days after the due date, Tenant shall pay to Landlord an additional sum of ten percent (10%) of such Rent or other sum as a late charge. This provision shall not relieve Tenant of Tenant's obligation to pay Rent at the time and in the manner herein specified. The Parties agree that this late charge represents a fair and reasonable estimate of the cost Landlord will incur by reason of Tenant's late payment. Accepting any late charge does not waive Tenant's default with respect to the overdue amount or prevent Landlord from exercising any other rights or remedies available to Landlord. In addition to the late charge, Tenant shall pay interest at the rate of 10 percent per annum on any Rent or other sum not paid within 30 days of the date due.

                               ARTICLE 5.  TAXES
                               -----------------

     5.1  Definition.  The terms "Real Property Taxes" or "Taxes" as used in
          ----------
this Lease include all of the following, but do not include any tax levied upon the net income or profits of Landlord:

          (a) Present and future Real Property Taxes on the Building, the Complex, the land on which the Building is situated and the various estates in the Building and the land, including this Lease, as well as all personal property taxes levied on the property used in the operation of the Building or land;

          (b) The cost to Landlord of contesting the amount, validity, or applicability of any Taxes;

          (c) General or special assessments, improvement or other bonds, commercial and gross rental tax, levy, or tax imposed by any authority having the direct or indirect power to tax, as against any legal or equitable interest of Landlord in the Premises or in the real property of which the Premises are a part, as against Landlord's right to Rent or other income therefrom, or as against Landlord's business of leasing the Premises;

          (d) Any tax, fee, or charge with respect to the possession, leasing, transfer of interest, operation, management, maintenance, alteration, repair, use, or occupancy by Tenant, of any part of the Premises, Building, or Complex; and

          (e) Any tax imposed in substitution, partially or totally, for any tax previously included within the definition of Taxes herein, or any additional tax, the nature of which may or may not have been previously included within the definition of Taxes.

     5.2  Assessments.  Only the current amount of any general or special
          -----------
assessments and statutory interest (prorated for any partial year) that comprise a part of the Taxes and are paid in annual or semi-annual installments shall be included within the computation of Taxes for which Tenant is responsible.

     5.3  Separate Assessment.  If the Premises are assessed separately by the
          -------------------
taxing agency, Tenant shall pay to such agency all Taxes applicable to the Premises. Such payment is due ten days prior to such Taxes becoming delinquent. If the Premises share parking or Common Area with other premises, Section 5.4 below shall apply to Taxes thereon.

     5.4  Proration.  If the Premises are not separately assessed, Tenant shall
          ---------
pay as Additional Rent to Landlord, within ten days after Notice, Tenant's share of all Real Property Taxes stated in the tax bill in which the Premises are included, including the parking and Common Area, as well as the improvements on all of said land, or otherwise arising under the provisions of this Article. As used in this Section. "Tenant's share" is a fraction in which the numerator is the Rentable Area of the Premises and the denominator is the sum of all rentable areas included within the tax bill. The term "tax bill" means the tax bill that includes the Premises, or a group of tax bills aggregated at the option of Landlord, as long as all tax bills relate to the Complex.

     5.5  Estimated Payments.  Landlord, at its option, may estimate the Taxes
          ------------------
next due and collect from Tenant on a monthly basis, along with Tenant's payment of Minimum Monthly Rent, the amount of Tenant's estimated Tax obligation. About May 1 of each year during the Term (or as soon thereafter as is reasonably practicable), Landlord will provide Tenant with a reconciliation of Tenant's account with respect to such estimated Tax payments. If it is established upon such reconciliation that Tenant has not paid enough estimated Taxes to cover Tenant's share for the year in question, Tenant shall pay to Landlord the full amount of such shortage within ten days of billing. If it is established that Tenant has overpaid its Tax obligation, Tenant will receive a credit applicable to the next ensuing estimated Tax payments or, within thirty (30) days after Landlord's determination of such overpayment, a refund of the amount if the Term has expired.

     5.6  Personal Property Taxes.  Tenant shall pay prior to delinquency all
          -----------------------
taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Tenant contained in the Premises or elsewhere. When possible, Tenant shall cause such trade fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Landlord. If any of Tenant's personal property shall be assessed with

        JRM                                                          WFM
-------------------                                           -----------------
Landlord's Initials                                           Tenant's Initials

Landlord's real property, or if any other Taxes or taxes which are payable by Tenant pursuant to this Lease or otherwise are assessed against Landlord or Landlord's real property, Tenant shall pay Landlord the Taxes and other taxes attributable to Tenant within ten days after receipt of a written statement setting forth the amount owed.

     5.7  Net Rent.  It is the intention of the Parties that the Rent received
          --------
by Landlord be net of any Taxes of any sort to be paid by Landlord. If it is not lawful for Tenant to reimburse Landlord for any of the Taxes, the Minimum Monthly Rent shall be increased by the amount equal to the Taxes allocable to Tenant so as to net to Landlord the amount which it would have received if such Tax had not been imposed.

                ARTICLE 6.  COMMON AREAS AND COMMON AREA COSTS
                ----------------------------------------------

     6.1  Definitions
          -----------

          (a) "Common Area" include all areas and facilities outside the Premises, within the exterior boundaries of the Complex, that are provided by Landlord for the general use and convenience of Tenant and of other Complex tenants and their authorized representatives and invitees. Common Area includes driveways, parking areas, sidewalks, and landscaped areas, all as generally described or shown on Exhibit B attached hereto. Exhibit B is tentative, and
                      ---------                   ---------
Landlord reserves the right to make alterations to it from time to time. Common Area also includes systems within the Premises that also serve other tenants such as plumbing, fire sprinkler or non-exclusive HVAC.

          (b) "Common Area Costs" are all costs incurred by Landlord for: (i) maintenance, repair, replacement, improvement, or operation of the Complex, except for Landlord's maintenance obligation under Section 19.1; (ii) refuse disposal; (iii) property owner's association dues or assessments imposed upon Landlord by any Restrictions; (iv) liability and other insurance for the Complex not covered in Section 8.4; (v) security services for the Complex; (vi) upgrading the utility, efficiency or capacity of any utility or telecommunication system serving tenants of the Complex; (vii) the Management Fee set forth in Section 1.14; (viii) any other costs or fees reasonably related to the use, operation or enjoyment of any part of the Complex; (ix) any insurance deductibles for repairs under Article 12 or elsewhere in the Lease; and (x) amortized Capital Costs.

          (c) "Pro Rata %" is a fraction where the numerator is the Rentable Area of the Premises and the denominator is the sum of the rentable areas of the buildings in the Complex using the Common Area or for whose benefit the Common Area Cost in incurred. Tenant's Initial Pro Rata % is stated in Section 1.11. The Pro Rata % may change from time to time.

          (d) "Capital Costs" are any (i) expenditures that do not recur more frequently than at five year intervals in the normal course of operation and maintenance of the Complex; (ii) costs of capital improvements made by Landlord to the Complex for the purpose of reducing recurring expenses or utility costs; and/or (iii) costs of capital improvements made by Landlord that are required by governmental law, ordinance, regulation or mandate now or hereafter in effect, that was not applicable to the Complex at the time of the original construction. The portion of Capital Costs to be included each year in Common Area Costs is that fraction allocable to the calendar year in question calculated by amortizing the cost over the useful life of such improvement, as reasonably determined by Landlord, with interest on the unamortized balance at ten per cent per annum. Tenant's Operating Costs for the Complex shall not include the unamortized Capital Costs for capital improvements made prior to the Estimated Commencement Date.

     6.2  Rights and Duties of Landlord.  Landlord shall maintain the Common
          -----------------------------
Area, establish and enforce reasonable rules and regulations therefor, close any of the Common Area to whatever extent required in Landlord's opinion to prevent a dedication of or the accrual of any rights of any person or of the public to the Common Area, close temporarily any of the Common Area for maintenance purposes, and make changes to the Common Area including changes in the location of driveways, entrances, exits, vehicular parking spaces, parking area, the designation of areas for the exclusive use of others, the direction of the flow of traffic or construction of additional buildings thereupon, in a manner Landlord deems proper in its opinion,. Tenant hereby acknowledges that Landlord is under no obligation to provide security for the Common Area but may do so at its option as a Common Area Cost.

     6.3  Payments by Tenant.  As Additional Rent, Tenant shall pay Landlord its
          ------------------
"Pro Rata Share", being the product of the Pro Rata % times Common Area Costs, within ten days of receiving a bill from Landlord, but no more frequently than monthly. Landlord shall have the right to estimate Tenant's future Pro Rata Share and to collect it from Tenant on a monthly basis along with Tenant's payment of Minimum Monthly Rent. Landlord will provide a reconciliation of Tenant's account at least annually. If the reconciliation shows Tenant's account does not cover Tenant's Pro Rata Share for the period estimated, Tenant shall within ten (10) days after Landlord's demand, pay Landlord any deficiency. Any excess indicated by the reconciliation shall be credited to Tenant's account to reduce the estimated payments for the next ensuing period, or if excess is determined at the end of the Term, it shall be refunded to Tenant within thirty (30) days after Landlord's determination of such excess.

     6.4  Adjustments.  Notwithstanding the foregoing provisions, Tenant's Pro
          -----------
Rata % as to certain expenses included in Common Area Costs may be calculated differently to yield a higher percentage share for Tenant as to those expenses if Landlord permits other tenants or occupants in the Complex to incur such expenses directly rather than have Landlord incur the expense in common for the Complex. In such case, Tenant's Pro Rata % of the applicable expense shall be calculated as having as its denominator the sum of the rentable areas of all premises in the Complex less the rentable areas of tenants who have incurred such expense directly. In any case where Tenant, with Landlord's consent, incurs such expenses directly, Tenant's Pro Rata Share of such costs will be calculated specially so that expenses of the same character which are incurred by Landlord solely for the benefit of other tenants in the Complex will not be prorated to Tenant. Nothing herein shall imply that Landlord will permit Tenant or any other tenant of the Complex to incur Common Area Costs. Any such permission shall be in the sole discretion of Landlord.

        JRM                                                          WFM
-------------------                                           -----------------
Landlord's Initials                                           Tenant's Initials

     6.5  Refuse Disposal.  Tenant shall pay Landlord, within ten days of being
          ---------------
billed therefor, for the removal from the Common Area, the Complex, or the Building of any amounts of refuse or rubbish that Tenant has generated in excess of amounts typically generated by other tenants of the Complex.

                     ARTICLE 7.  ASSIGNMENT AND SUBLETTING
                     -------------------------------------

     7.1  Restriction on Transfer.  Except as expressly provided in Article 7,
          -----------------------
Tenant will not, either voluntarily or by operation of law, assign, mortgage, hypothecate, encumber or otherwise transfer this Lease or any interest herein or sublet or license the Premises or any part thereof, or permit the use or occupancy of the Premises by any party other than Tenant (any of which are referred to as a "Transfer"), without the prior written consent of Landlord.
For purposes of this Article, if Tenant is a corporation, limited liability company, partnership or other entity any transfer, assignment, encumbrance or hypothecation of fifty percent or more (individually or in the aggregate) of any stock or other ownership or beneficial interest in such entity, and/or any transfer, assignment, hypothecation or encumbrance of any controlling ownership, beneficial or voting interest in such entity, will be deemed a Transfer and will be subject to all of the restrictions and provisions contained in this Article. The immediately preceding sentence will not apply to public corporations, the stock of which is traded through a public exchange or over the counter system.

     7.2  Transfer Notice.  If Tenant desires to effect a Transfer, at least 30
          ---------------
days prior to the date when Tenant desires the Transfer to be effective (the "Transfer Date"), Tenant will give Notice (the "Transfer Notice"), stating the name, address and business of the proposed assignee, subtenant or other transferee (the "Transferee"). The Notice must contain information in such detail as Landlord may reasonably require concerning the character, ownership, and financial condition of Transferee (including references), the Transfer Date, any relationship between Tenant and Transferee, and a draft of the "Transfer Agreement" showing the consideration and other terms of the proposed Transfer.

     7.3  Landlord's Options.  Within fifteen days of receipt of a Transfer
          ------------------
Notice, and any additional information reasonably requested by Landlord concerning the Transferee's financial responsibility, Landlord will notify Tenant of its election to do one of the following: (i) consent to the proposed Transfer subject to such reasonable conditions as Landlord may impose in providing such consent; (ii) refuse such consent, which refusal shall be on reasonable grounds; or (iii) terminate this Lease as to the portion of the Premises which is proposed to be sublet or assigned and recapture that portion of the Premises for reletting by Landlord. Tenant agrees that it is reasonable for Landlord to deny consent to a proposed Transfer on any of the following grounds, which list is not exclusive:

          (a) The financial strength of the proposed Transferee is not comparable to that of Tenant at the time of execution of this Lease;

          (b) A proposed Transferee whose occupation of the Premises would cause a diminution in the reputation of the Complex or the other businesses located therein;

          (c) A proposed Transferee whose impact on the common facilities or the efficiency or effectiveness of any utility or telecommunication system serving the Building or the Complex or other tenants of the Complex would be adverse, disadvantageous or require improvements or changes in any utility or telecommunication capacity currently serving the Building or the Complex;

          (d)  A proposed Transferee whose use presents any risk of violation of
Article 16;

          (e) A proposed Transferee whose occupancy will require a variation in the terms of this Lease (e.g., a variation in the use clause) or which otherwise adversely affects any interest of Landlord;

          (f) The existence of any default by Tenant under any provision of this Lease;

          (g) A proposed Transferee who is or is likely to be, or whose business is or is likely to be, subject to compliance with additional laws or other governmental requirements beyond those to which Tenant or Tenant's business is subject; or

          (h) The proposed Transfer, or Landlord's consent thereto, would result in Landlord's breach of an existing agreement with a third party.

     7.4  Additional Conditions.  A condition precedent to any Transfer will be
          ---------------------
the delivery to Landlord of a true copy of the fully executed Transfer Agreement that does not differ materially from that provided pursuant to Section 7.2. Tenant undertaking the transfer ("Transferor") agrees to pay Landlord, as Additional Rent, 80 percent of all sums and other consideration payable to and for the benefit of Tenant by the Transferee in excess of the Rent payable under the Lease for the same period and portion of the Premises. In calculating excess Rent or other consideration which may be payable to Landlord under this paragraph, Tenant will be entitled to deduct a monthly amortization of commercially reasonable third party brokerage commissions and attorney's fees and other amounts reasonably and actually expended by Tenant in connection with the Transfer if acceptable written evidence of such expenditures is provided to Landlord. No Transfer will release Transferor (or any prior Transferor) of Tenant's obligations under this Lease or alter the primary liability of Transferor (or any prior Transferor) to perform all obligations to be performed by Tenant hereunder. Landlord may require that Transferee remit directly to Landlord on a monthly basis, all monies due Landlord under the terms of this Section. Consent by Landlord to one Transfer will not be deemed consent to any subsequent Transfer. In the event of default by Transferee, Tenant or any successor of Tenant in the performance of any other terms hereof, Landlord may proceed directly against Transferor (or any prior Transferor) without the necessity of exhausting remedies against Transferee or successor. If Tenant requests the consent of Landlord to a Transfer, Tenant will pay Landlord an administrative fee of Two Hundred Fifty Dollars ($250.00) concurrent with the request, plus Landlord's reasonable attorney's fees.

       JRM                                                           WFM
-------------------                                           -----------------
Landlord's Initials                                           Tenant's Initials

                        ARTICLE 8.  PROPERTY INSURANCE
                        ------------------------------

     8.1  Landlord's Insurance.  In addition to any other insurance Landlord
          --------------------
elects to maintain, Landlord agrees to maintain commercial property insurance covering the Building against broad form causes of loss. Such insurance shall be issued in the names of Landlord and its lender, as their interests appear, and shall be for the sole benefit of such parties and under their sole control.

     8.2  Use of Premises.  No use shall be made or permitted to be made on the
          ---------------
Premises, nor acts done, by Tenant or any of its invitees, contractors or agents which will increase the existing rate of insurance upon the Building in which the Premises are located or upon any other building or improvement in the Complex or cause the cancellation of any insurance policy covering the Building, or any other building or improvement in the Complex, or any part thereof.
Tenant or Tenant Parties shall not sell, or permit to be kept, used or sold, in or about the Premises, any article that may be prohibited by commercial property insurance, special form policies. At its sole cost and expense, Tenant shall comply with all requirements of any insurance company necessary to maintain reasonable property damage and commercial general liability insurance covering the Premises, Building, or Complex.

     8.3  Increase in Premiums.  Tenant agrees to pay to Landlord, as Additional
          --------------------
Rent, any increase in premiums on policies which may be carried by Landlord on the Premises, the Building or the Complex, or any blanket policies which include the Building or Complex, covering damage thereto and loss of Rent caused by fire and other perils resulting from the nature of Tenant's occupancy or any act or omission of Tenant. All payments of Additional Rent by Tenant to Landlord pursuant to this Section shall be made within ten days after receipt by Tenant of Landlord's billing therefor.

     8.4  Pro Rata Share of Premiums.  Tenant shall pay to Landlord, as
          --------------------------
Additional Rent, its pro rata share of all increases in the insurance premiums for any property insurance carried by Landlord covering the Complex (the "Complex Insurance Premium") irrespective of the nature or cause of such increase, unless Landlord, in Landlord's good faith judgment, can properly allocate such increase solely to others in the Complex. Tenant will pay such costs as set forth in Section 8.5. Such pro rata share is defined as a fraction of the insurance premiums in which the numerator is the Rentable Area of the Premises and the denominator is the total rentable areas in all premises to which the Complex Insurance Premium is applicable. If the property insurance carried by Landlord for the Complex is a blanket policy covering other properties not related to the Complex, the Complex Insurance Premium shall be calculated as that portion of such blanket policy insurance premium which, in Landlord's good faith judgment, is properly allocable to the Complex. These sums due shall be in addition to sums due under the previous Section of this Lease.

     8.5  Estimated Payments.  Landlord may, at its option, estimate the amount
          ------------------
of insurance premiums for property insurance to be due in the future from Tenant and collect from Tenant on a monthly basis, along with payment of Tenant's Minimum Monthly Rent, the amount of Tenant's estimated insurance premium obligation. Prior to May 1 of each year (or as soon thereafter as reasonably practicable), Landlord shall provide Tenant with a reconciliation of Tenant's account along with a billing for any shortage in the event of a deficiency or statement for credit applicable to the next ensuing insurance premium payments, if an overpayment has been made by Tenant.

                        ARTICLE 9.  TENANT'S INSURANCE
                        ------------------------------

At its expense, Tenant shall obtain and keep in force during the Term, and provide coverage after expiration of the Term for events occurring during the Term, the following insurance, on an occurrence basis, against claims for injuries to persons or damages to property that may arise from or in connection with the Tenant's operation and use of the Premises:

          (a) Commercial Property policy with Special Form causes of loss covering: (i) business personal property, leasehold improvements on a replacement cost basis, subject to a deductible no greater than $1,000; (ii) business income and extra expense equal to at least one year's gross revenue from Tenant's operations on the Premises; which policy shall include waiver of subrogation rights of insurer against Landlord consistent with Section 11.2.

          (b) Commercial General Liability policy for bodily injury, personal injury an property damage with limits of not less than $1,000,000 per occurrence and $2,000,000 annual aggregates on a per location basis. Endorsements satisfying the following requirements shall be affixed: (i) Landlord, Lender and any other party designated by Landlord (including Landlord's property manager) shall be named as additional insureds; (ii) Tenant's policy shall be primary, not contributing with, and not in excess of any other applicable insurance carried by Landlord; (iii) Tenant's policy shall extend to and include injuries to persons and damage to property arising in connection with any alterations or improvements to or about the Premises performed by or on behalf of Tenant; and (iv) Tenant's policy shall include contractual liability coverage.

          (c) Business Auto Liability covering all owned, non-owned and hired vehicles with a limit of $1,000,000 per accident.

          (d) Workers' Compensation on a statutory basis and Employers' Liability with $1,000,000 per accident for bodily injury and diseases.

          (e) Umbrella Liability with a $3,000,000 per occurrence/annual aggregate limit.

                  ARTICLE 10.  INSURANCE POLICY REQUIREMENTS
                  ------------------------------------------

All insurance policies to be carried by Tenant hereunder shall conform to the following requirements:

          (a) The insurer in each case shall carry a designation in "Best's Insurance Reports" as issued from time to time throughout the Term as follows:
Policyholders' rating of A; financial rating of not less than VII;

          (b)  The insurer shall be qualified to do business in the State;

        JRM                                                          WFM
-------------------                                           -----------------
Landlord's Initials                                           Tenant's Initials

          (c) The policy shall be in a form and include such endorsements as are acceptable to Landlord;

          (d) Certificates of insurance shall be delivered to Landlord at commencement of the term and certificates of renewal at least 30 days prior to the expiration of each policy; and

          (e) Each policy shall require that Landlord be notified in writing by the insurer at least 30 days prior to any cancellation or expiration of such policy, or any reduction in the amounts of insurance carried.

        ARTICLE 11.  INDEMNIFICATION, WAIVER OF CLAIMS AND SUBROGATION
        --------------------------------------------------------------

     11.1 Intent and Purpose.  The Parties intend to completely assign the risk
          ------------------
of loss, whether resulting from negligence of the Parties or otherwise, to the party who the Lease obligates to cover the risk of such loss with insurance. The object of the indemnity and waiver of claims provisions of this Lease is to assign the risk for a particular casualty to the party obligated to carry the insurance for such risk (which is not a limitation of the assignment of the risk), without respect to the causation thereof.

     11.2 Waiver of Subrogation.  The Parties release each other from any claims
          ---------------------
for damage to the Premises, Building and Complex, and to the furniture, fixtures, and other business personal property, Tenant's improvements and alterations of either Landlord or Tenant, in or on the Premises, Building and Complex, and for loss of income, to the extent such damages or loss are actually covered by insurance policies maintained by the Parties or that would have been covered by insurance policies required of the Parties under this Lease.

     11.3 Tenant's Indemnity.  Tenant shall indemnify, defend, protect and hold
          ------------------
harmless Landlord from and against all actions, claims, demands, damages, liabilities, losses, penalties, or expenses of any kind ("Claims") which may be brought or imposed upon Landlord or which Landlord may pay or incur by reason of injury to person or property, from whatever cause including the negligence of the Parties hereto, in any way connected with the condition or use of the Premises, or Alterations, improvements or personal property therein or thereon, including any liability or injury to the person or property of Tenant or Tenant Parties, except to the extent caused by Landlord's gross negligence or willful acts.

     11.4 Waiver of Claims.  Except as arising from the gross negligence or
          ----------------
willful misconduct of Landlord, Tenant releases and waives all claims against Landlord for damages or injury from any cause arising at any time, including the negligence of the Parties, for damages to goods, wares, merchandise and loss of business in, upon or about the Premises or Complex and injury to Tenant, its agents, employees, invitees or third persons, in, upon, or about the Premises or Complex. It is understood and agreed that the release set forth herein extends to all claims of every nature and kind whatsoever, known or unknown, suspected or unsuspected, and Tenant expressly waives all rights under Section 1542 of the Code which reads as follows:

     "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

     11.5 References.  Wherever the term Landlord, Tenant or the Parties is
          ----------
used in this Article, and such party is to receive the benefit of a provision of this Article, such term shall also refer also to the Party's officers, directors, shareholders, employees, partners, agents, mortgagees and other lienholders.

                           ARTICLE 12.  DESTRUCTION
                           ------------------------

     12.1 Rights of Termination.  If the Premises suffers an Uninsured Property
          ---------------------
Loss or a property loss which cannot be repaired within 195 days from the date of destruction, as determined by Landlord, Landlord may terminate this Lease as of the date of the damage (the "Loss Date") upon Notice to Tenant. If the Premises cannot be repaired within 195 days of the Loss Date, as determined by Landlord and stated in Landlord's Notice to Tenant, Tenant may elect to terminate this Lease by Notice to Landlord given within 20 days of Landlord's Notice that the restoration time will exceed 195 days. Landlord's Notice shall be given within 45 days of the Loss Date or as soon thereafter as the restoration time can be determined. "Uninsured Property Loss" is any damage or destruction for which the insurance proceeds available to Landlord are insufficient to pay for the repair or reconstruction of the Premises.

     12.2 Repairs.  In the event of a casualty that may be repaired within 195
          -------
days from the Loss Date, or if the Parties do not elect to terminate this Lease under Section 12.1, this Lease shall continue in full force and effect and Landlord shall promptly undertake to make repairs to reconstitute the Premises to as near as practicable to the condition as existed prior to the Loss Date. The partial destruction shall in no way void this Lease except, to the extent of Landlord's recovery under its rent abatement insurance for the Premises, Tenant shall be entitled to a proportionate reduction of Minimum Monthly Rent and any Additional Rent following the property loss until the time the Premises are restored. The reduction amount will reflect the degree of interference with Tenant's business. As long as Tenant conducts business in the Premises, there shall be no abatement until the Parties agree on the amount thereof. If the Parties cannot agree within 45 days of the Loss Date, the matter shall be submitted to arbitration under the rules of the American Arbitration Association. Upon the resolution of the dispute, the settlement shall be retroactive and Landlord shall within ten days thereafter refund to Tenant any sums due in respect of the reduced Rent from the date of the property loss. Landlord's obligations to restore shall in no way include any construction originally performed by Tenant or subsequently undertaken by Tenant, but shall include solely that property constructed by Landlord prior to commencement of the Term.

     12.3 Repair Costs.  The cost of any repairs to be made by Landlord pursuant
          ------------
to Section 12.2 shall be paid by Landlord using available insurance proceeds.

     12.4 Waiver.  Tenant hereby waives all statutory or common law rights of
          ------
termination in respect to any partial destruction or property loss which Landlord is obligated to repair or may elect to repair under the terms of this Article. Further, in event of a property loss occurring during the last two years of the original term hereof or of any extension, Landlord need not undertake any repairs and may cancel this Lease unless Tenant has the right under the terms of this Lease to extend the term for an additional period of at least five years and does so within 30 days of the date of the property loss.

       JRM                                                           WFM
-------------------                                           -----------------
Landlord's Initials                                           Tenant's Initials

     12.5 Landlord's Election.  If the Complex or Building is destroyed by more
          -------------------
than 35 percent of the replacement cost, Landlord may elect to terminate this Lease, whether the Premises are damaged or not, as set forth in Section 12.1. A total destruction of the Complex or the Premises terminates this Lease.

                     ARTICLE 13.  ACCORD AND SATISFACTION
                     ------------------------------------

No payment by Tenant or receipt by Landlord of less than the full Rent due hereunder shall be deemed to be other than on account of the earliest due Rent. No endorsement or statement on any check or any letter accompanying any such check or payment will be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Rent or pursue any other remedy available in this Lease, at law or in equity. Landlord may accept partial payment from Tenant without invalidation of any contractual notice required to be given herein (to the extent such contractual notice is required) and without invalidation of any notice required to be given pursuant to California Code of Civil Procedure ("CCP") Section 1161, et seq., or any successor statute.

                         ARTICLE 14.  SECURITY DEPOSIT
                         -----------------------------

     14.1 Payment on Lease Execution.  On execution of the Lease Tenant shall
          --------------------------
pay Landlord the Security Deposit. This sum is a deposit securing Tenant's performance of the Lease and shall remain the sole and separate property of Landlord until actually repaid to Tenant (or at Landlord's option the last assignee, if any, of Tenant's interest hereunder). Tenant does not earn said sum until all conditions precedent for its payment to Tenant have been fulfilled. As this sum both in equity and at law is Landlord's separate property, Landlord is not required to keep it separate from its general accounts or pay interest for its use. If Tenant fails to pay Rent or other charges when due hereunder, or otherwise defaults with respect to any provision of this Lease, including and not limited to Tenant's obligation to restore or clean the Premises following vacation thereof, at Landlord's election, Tenant shall be deemed not to have earned the right to repayment of the Security Deposit, except those portions not used by Landlord for the payment of any Rent or other charges in default, or for the payment of any other sum to which Landlord may become obligated by reason of Tenant's default, or to compensate Landlord for any loss or damage which Landlord may suffer thereby. Landlord may retain such portion of the Security Deposit as it reasonably deems necessary to restore or clean the Premises following vacation by Tenant. The Security Deposit is not to be characterized as Rent until and unless so applied to a default by Tenant.

     14.2 Restoration of Deposit.  If Landlord elects to use or apply all or any
          ----------------------
portion of the Security Deposit as provided in Section 14.1, Tenant shall within ten days after written demand therefor pay to Landlord in cash, an amount equal to that portion of the Security Deposit used or applied by Landlord, and Tenant's failure to so do shall be a material breach of this Lease. The ten day notice specified in the preceding sentence shall insofar as not prohibited by law, constitute full satisfaction of notice of default provisions required by law or ordinance.

                               ARTICLE 15.  USE
                               ----------------

The Premises may be used and occupied only for the purposes specified in Section
1.10 and for no other purpose. Tenant shall not use or permit the use of the Premises in any manner that will disturb any other tenant in the Building or Complex, or obstruct or interfere with the rights of other tenant or occupants of the Building or Complex, or injure or annoy them or create any unreasonable smells, noise or vibrations (taking into account the nature and tenant-mix of the Building). Tenant shall not allow the Premises to be used for any unlawful or objectionable purpose, nor shall Tenant cause, maintain, or permit any nuisance or waste in, on or about the Premises, Building or Complex.

               ARTICLE 16.  COMPLIANCE WITH LAWS AND REGULATIONS
               -------------------------------------------------

     16.1 Tenant's Obligations.  At its sole cost and expense, Tenant shall
          --------------------
comply with all of the requirements of all municipal, state, federal, and quasi-governmental authorities and utility providers now in force, or which may hereafter be in force, affecting the Premises and/or Tenant's use thereof including those pertaining to Tenant Parties, and faithfully observe in the use or occupancy of the Premises all municipal ordinances and state and federal statutes, laws and regulations now or hereafter in force, including the Environmental Laws and the Americans with Disabilities Act, 42 U.S.C. (S)(S) 12101-12213 (collectively the "Laws and Regulations"). Tenant's obligation to comply with and observe the Laws and Regulations shall apply regardless of whether such Laws and Regulations regulate or relate to Tenant's particular use of the Premises or relate to the use of premises in general, and regardless of the cost thereof. A judgment of any court of competent jurisdiction, or the admission of Tenant in any action or proceeding against Tenant, whether Landlord be a party thereto or not, that any Laws and Regulations pertaining to the Premises have been violated, is conclusive of that fact as between Landlord and Tenant.

     16.2 Condition of Premises.  Subject to performance of Landlord's work, if
          ---------------------
any, as stated in Exhibit C, Tenant hereby accepts the Premises in "AS IS"
                  ---------
condition as of the date of occupancy, subject to all applicable Laws and Regulations, Restrictions, and requirements in effect during any part of the Term regulating the Premises, and without representation, warranty or covenant by Landlord, express or implied, as to the condition, habitability or safety of the Premises, the suitability or fitness thereof for their intended purposes. Tenant acknowledges that the Premises in such condition are in good and sanitary order, condition and repair.

     16.3 Hazardous Materials.
          -------------------

          (a)  Definitions.
               -----------

               (i) "Environmental Laws" means any federal, State, local or administrative agency ordinance, law, rule or regulation, order or requirement relating to Hazardous Materials, radioactive materials, medical wastes, or which deal with air or water quality, air emissions, soil or ground conditions or other environmental matters of any kind.

       JRM                                                           WFM
-------------------                                           -----------------
Landlord's Initials                                           Tenant's Initials

                (ii) "Hazardous Materials" mean any substance, chemical, waste or material which is listed, defined or otherwise identified as "hazardous" or "toxic" under any of the Environmental Laws, including formaldehyde, urea, polychlorinated biphenyls, petroleum, petroleum products, crude oil, natural gas, radioactive materials, radon, asbestos or any by-product of same.

                (iii) "Losses" mean claims, liability, damages (whether consequential, direct or indirect, known or unknown, foreseen or unforeseen), penalties, fines, liabilities, losses (including property damage, diminution in value of Landlord's interest in the Premises, Building or Complex, damages for the loss of use of any space or amenity within the Premises, Building, or Complex, damages arising from any adverse impact on marketing space in the Complex, sums paid in settlement of claims and any costs and expenses associated with injury, illness or death to or of any person), suits, administrative proceedings, costs and fees, including Professional Fees and expenses.

                (iv) "Release" means generation, discharge, disposal, release, deposit, transport, or storage of Hazardous Materials.

           (b)  Use of Hazardous Materials.  Tenant shall use and store in the
                --------------------------
Premises and Complex only ordinary and general office and cleaning supplies in normal and customary amounts, and such other Hazardous Materials as have been previously approved by Landlord in writing (which approval may be withheld in Landlord's sole and absolute discretion) and which are reasonably necessary for Tenant's business. All such Hazardous Materials shall be limited to quantities consistent with the approved use of the Premises and shall be used, stored and disposed of in full compliance with all Environmental Laws. Tenant shall not install any tanks under or on the Premises for the storage of Hazardous Materials without the written consent of Landlord, which may be given or withheld in Landlord's sole discretion. Upon the expiration or earlier termination of this Lease, Tenant shall promptly remove from the Premises, Building and Complex all Hazardous Materials brought on, stored, used, generated or Released on the Premises, Building or Complex by Tenant or any Tenant Parties.

           (c)  Release of Hazardous Materials.  Tenant shall promptly give
                ------------------------------
Landlord Notice of any Release of Hazardous Materials in the Premises, Building or Complex of which Tenant becomes aware during the Term whether caused by Tenant or others. At its sole cost and expense, Tenant shall investigate, clean up and remediate any Release of Hazardous Materials that were caused or created by Tenant or any of Tenant Parties. Investigation, clean up and remediation may be performed only after Tenant has Landlord's written approval of the remediation plan. Tenant may respond immediately to an emergency without first obtaining Landlord's written consent. All clean up and remediation shall be done in compliance with Environmental Laws and to the reasonable satisfaction of Landlord.

           (d)  Inspection and Testing by Landlord.  At reasonable times during
                ----------------------------------
the term of this Lease, Landlord may inspect the Premises and conduct tests to determine whether Tenant is in compliance with the provisions of this Article
16. Except in case of emergency, Landlord shall give reasonable notice to Tenant before conducting any inspections or tests. Tenant shall pay the cost of any inspections or tests that discloses any violation by Tenant or Tenant Parties of the terms and provisions of Article 16.

           (e)  Liability.  It is the express intention of the Parties that
                ---------
Tenant shall be liable under Section 16.3 for any and all conditions which were caused or created by Tenant or any Tenant Parties, whenever created or caused. Tenant shall not enter into any settlement agreement, consent decree or other compromise with respect to any claims relating to any Hazardous Materials in any way connected to the Premises without first (i) notifying Landlord of Tenant's intention to do so and affording Landlord the opportunity to participate in any such proceedings, and (ii) obtaining Landlord's written consent.

     16.4  Indemnity.  Tenant shall indemnify and hold harmless Landlord and
           ---------
Landlord Parties, from and against all Losses arising from or related to (a) any violation or alleged violation by Tenant or any Tenant Parties of any Laws and Regulations or the Environmental Laws; (b) any liability under any Laws and Regulations or the Environmental Laws arising out of Hazardous Materials that were "Released" or otherwise brought onto the Complex by Tenant or any Tenant Parties; (c) any breach of the provisions of Article 16 by Tenant or any Tenant Parties; or (d) any Release of Hazardous Materials on the Premises, Building or Complex by Tenant or Tenant Parties. Tenant shall also reimburse Landlord costs of cleanup, remediation, removal and restoration that are in any way related to any matter covered by the foregoing indemnity. Tenant's obligations under this Section survive the expiration or termination of the Lease.


                            ARTICLE 17. UTILITIES
                            ---------------------

     17.1  Payment by Tenant.  Tenant, from the earlier of the time it first
           -----------------
enters the Premises for the purpose of setting fixtures, or from the commencement of this Lease, and throughout the Term, shall pay all charges including connection fees for water, gas, heat, sewer, power, cable, telephone cabling and services and any other utility supplied to or consumed in or on the Premises. Tenant shall not allow refuse, garbage or trash to accumulate outside of the Premises except on the day of scheduled scavenger pick-up services, and then only in areas designated for that purpose by Landlord. Landlord shall not be responsible or liable for any interruption or failure in utility, refuse or telecommunication services, nor shall such interruption or failure affect the continuation or validity of this Lease.

     17.2  Separate Meters.  Landlord reserves the right to install separate
           ---------------
meters for any utility servicing the Premises for which a meter is not presently installed, in which event Tenant shall make payments, when due, directly to the utility involved.

     17.3  Joint Meters.  For any utility services not separately metered to
           ------------
Tenant, Tenant shall pay a proportion to be reasonably determined by Landlord of all charges jointly metered with other leased premises or occupants in the Complex. All payments to Landlord in respect thereof shall be due within ten days after receipt of the billing by Tenant as Additional Rent.

       JRM                                                            WFM
-------------------                                            -----------------
Landlord's Initials                                            Tenant's Initials

                            ARTICLE 18. ALTERATIONS
                            -----------------------

     18.1  Consent of Landlord; Ownership.  Tenant shall not make or allow
           ------------------------------
alterations, additions or improvements, including any that result in increased telecommunication demands or require the addition of new conduit, communication or computer wires, cables or related devises or expand the number of telephone or communication lines dedicated to the Premises by the Building's telecommunication design, ("Alterations") to the Premises without the prior written consent of Landlord. Tenant may not make any Alterations that affect structural elements of the Building. Upon expiration or termination of this Lease, any Alterations except trade fixtures shall become a part of the realty and belong to Landlord. Except as otherwise provided in this Lease, Tenant shall have the right to remove its trade fixtures placed upon the Premises provided that Tenant restores the Premises as indicated below.

     18.2  Requirements.  Landlord may condition its consent for any Alterations
           ------------
upon Tenant complying at its sole cost and expense with reasonable conditions and requirements, including the preparation of all construction plans, drawings and specifications for approval by Landlord; the use of contractors and subcontractors approved by Landlord; the delivery of performance and payment bonds showing Landlord as a beneficiary; and the delivery to Landlord of duplicate originals of all as-built drawings. Tenant shall obtain all necessary permits as its sole obligation and expense, and strictly comply with the following requirements:

           (a) Following approval by Landlord of Alterations, Tenant shall give Landlord at least ten days' prior Notice of commencement of work in the Premises so that Landlord may post notices of non-responsibility in or upon the Premises as provided by law;

           (b) The Alterations must use materials of at least equal quality to Tenant Improvements at the Commencement Date, and must be performed in compliance with all laws, ordinances, rules and regulation now or hereafter in effect and in a manner such that they will not interfere with the quiet enjoyment of the other tenants in the Complex; and

           (c) All costs and expenses incurred by Landlord in altering, repairing or replacing any portion of the Premises, Building or Complex in connection with approving any Alterations shall be paid solely by Tenant to Landlord prior to commencing any Alterations.

     18.3  Liens.  Tenant will keep the Premises and the Complex free from any
           -----
liens arising out of any Alterations done by Tenant. If a mechanic's or other lien is filed against the Premises, Building or Complex through Tenant, Landlord may demand that Tenant furnish a satisfactory lien release bond of one hundred fifty percent of the amount of the contested lien claim. Such bond must be posted ten days after Notice from Landlord. In addition, Landlord may require Tenant to pay Landlord's attorneys' fees and costs in participating in any action contesting such lien, or the foreclosure thereof, if Landlord elects to do so. Landlord may pay the claim prior to the enforcement thereof, in which event Tenant shall reimburse Landlord in full, including attorneys' fees, for any such expense, as Additional Rent, with the next due Rent payment.


                     ARTICLE 19.  MAINTENANCE AND REPAIRS
                     ------------------------------------

     19.1  Obligations of Landlord and Tenant.  At its cost and expense, Tenant
           ----------------------------------
shall maintain the Premises in good condition and repair including all necessary replacements. Tenant shall maintain the appearance of the Premises in a manner consistent with the character, use and appearance of the Complex. Subject to the obligations of Tenant under this Article and Article 16, Landlord will make all necessary repairs, maintenance and replacement of the foundation, roof and structural parts of the Building. Landlord shall pay the costs thereof and Tenant shall reimburse Landlord for Tenant's Pro Rata Share of such costs, including amortization of Capital Costs, within ten days of receipt of billing. At its expense, Tenant shall maintain all utilities, fixtures and mechanical equipment within, or otherwise serving, the Premises in good order, condition and repair. In the case of equipment installed by Landlord for Tenant, or installed by Tenant to be the property of Landlord, such as heating, ventilating and air conditioning equipment, or other mechanical equipment, at its expense, Tenant shall maintain a service contract for its regular maintenance with a service company acceptable to Landlord. Tenant shall not place anything on the roof or penetrate the roof without the consent of Landlord, which consent may be withheld in Landlord's sole discretion.

     19.2  HVAC System. Notwithstanding the provisions of Section 19.1, Landlord
           -----------
may elect at any time upon Notice to Tenant to perform the maintenance of the heating, ventilating and air conditioning system (hereinafter "HVAC") for the account of Tenant. In such event, Tenant shall pay as Additional Rent the full cost of the maintenance contract for the Premises HVAC within ten days of receipt of billing from Landlord, as well as for costs of necessary repair or replacement of parts, in the reasonable judgment of Landlord. Landlord may, at its option, elect to have the HVAC in the Premises maintained in common with other equipment in the Complex. If so, Tenant shall pay its Pro Rata Share of the maintenance costs.

     The maintenance contract on the HVAC, extended warranties and any repairs and replacements not covered by the maintenance contract or warranty shall be included in the charges allocated to Tenant. Landlord may elect to replace the HVAC system, if necessary, and in such event the cost thereof shall be treated as provided in Article 6. Tenant shall pay as Additional Rent to Landlord, within ten days after receipt of billing, its pro rata share of such amortization, established on an equitable basis as set forth in the prior paragraph.

     19.3  Waiver.  Tenant waives all rights it may have under law or at equity
           ------
to make repairs or to perform any obligation of Landlord arising under this Lease at Landlord's expense.

       JRM                                                            WFM
-------------------                                            -----------------
Landlord's Initials                                            Tenant's Initials

                           ARTICLE 20.  CONDEMNATION
                           -------------------------

     20.1  Definitions.
           -----------

           (a) "Condemnation" means (i) the exercise of any governmental power, whether by legal proceedings or otherwise, by a Condemnor and/or (ii) a voluntary sale by Landlord to a Condemnor, under threat of Condemnation or while legal proceedings for Condemnation are pending.

           (b) "Date of Taking" means the date the condemnor has the right to possession of the property being condemned.

           (c) "Award" means all compensation, sums or anything of value awarded, paid or received on a total or partial condemnation.

           (d) "Condemnor" means any person or entity having the power of condemnation.

     20.2  Total Taking.  If the Premises are totally taken by condemnation,
           ------------
this Lease shall terminate on the Date of Taking.

     20.3  Partial Taking; Common Area.
           ---------------------------

           (a) If a portion of the Premises is taken by condemnation, this Lease shall remain in effect, except that Tenant can elect to terminate this Lease if 20 percent or more of the total number of square feet in the Premises is taken.

           (b) If any part of the Common Area of the Complex is taken by condemnation, this Lease shall remain in full force and effect so long as there is no material interference with the access to the Premises, except that if 35 percent or more of the Common Area is taken by condemnation, either party shall have the election to terminate this Lease pursuant to this Section.

           (c) If 30 percent or more of the Building in which the Premises are located is taken, Landlord shall have the election to terminate this Lease in the manner prescribed herein.

     20.4  Termination or Abatement.  If either party elects to terminate this
           ------------------------
Lease under the provisions of Section 20.3 (such party is hereinafter referred to as the "Terminating Party"), it must terminate by giving Notice to the other party (the "Nonterminating Party") within 30 days after the nature and extent of the taking have been determined (the "Decision Period"). The Terminating Party shall notify the Nonterminating Party of the date of termination, which date shall not be earlier than sixty days after the Terminating Party given Notice of its election to terminate nor later than the date of taking. If Notice of Termination is not given within the Decision Period, the Lease shall continue in full force and effect. The Minimum Monthly Rent shall be computed as the Minimum Monthly Rent in effect prior to the taking times a fraction of which the numerator is the number of square feet taken remaining in the Premises and the denominator is the number of square feet in the Premises prior to the taking.

     20.5  Restoration.  If there is a partial taking of the Premises and this
           -----------
Lease remains in full force and effect, Landlord shall make all necessary restoration so that the Premises is returned as near as practical to its condition immediately prior to the taking, but in no event shall Landlord be obligated to expend more for such restoration than the extent of funds actually paid to Landlord by the condemnor.

     20.6  Award.  Any award arising from the condemnation or the settlement
           -----
thereof shall belong and be paid to Landlord, including any award for the leasehold value. Tenant may seek a separate award for Tenant's trade fixtures, tangible personal property and relocation expenses, if specified in the award by the condemning authority and so long as it does not reduce Landlord's award.


                             ARTICLE 21.  PARKING
                             --------------------

Landlord shall have the right by Notice to Tenant, to specify areas of the Complex for employee parking. If Landlord so designates an employee parking area, then automobiles of Tenant, its employees and agents must park within the parking areas specified by Landlord as employee parking. Tenant shall be entitled to park in common with other tenants of Landlord. Tenant agrees not to overburden the parking facilities and agrees to cooperate with Landlord and other tenants in the use of parking facilities. Landlord reserves the right in its sole discretion to determine if parking facilities are becoming crowded and to allocate and assign parking spaces among Tenant and other tenants. Upon request, Tenant shall provide Landlord with the license plate numbers of its employees. Tenant shall not at any time park its trucks or other delivery vehicles in the Common Area, except in such areas designated by Landlord.


                        ARTICLE 22.  ENTRY BY LANDLORD
                        ------------------------------

Tenant shall permit Landlord and any mortgagee under a mortgage or beneficiary under a deed of trust encumbering the Building and their agents (each a "Lender") to enter the Premises at all reasonable times for the purpose of (a) inspecting them, (b) maintaining the Building, (c) making repairs, replacements, alterations or additions to any portion of the Building, including the erection and maintenance of such scaffolding, canopies, fences and props as may be required, (d) posting notices of non-responsibility for alterations, additions or repairs, (e) placing upon the Building any usual or ordinary "for sale" signs and showing the space to prospective purchasers, investors and lenders, or (f) placing on the Premises "to lease" signs or marketing and showing the Premises to prospective tenants at any time Tenant is in uncured default hereunder or otherwise within 180 days prior to the expiration of this Lease, without any rebate of Rent and without any liability to Tenant for any loss of occupation or quiet enjoyment of the Premises thereby occasioned.

      JRM                                                             WFM
-------------------                                            -----------------
Landlord's Initials                                            Tenant's Initials

                               ARTICLE 23. SIGNS
                               -----------------

Tenant shall not place on the Premises or Complex any exterior signs or advertisements nor any interior signs or advertisements that are visible from the exterior of the Premises, without Landlord's prior written consent, which Landlord may withhold in its sole discretion. The cost of installation and maintenance of any approved signs shall be at the sole expense of Tenant. At the end of the Term, Tenant shall remove all its signs and damage caused by the removal shall be repaired at Tenant's expense.


                              ARTICLE 24. DEFAULT
                              -------------------

     24.1  Tenant Default.  The occurrence of any of the following shall
           --------------
constitute a default and breach of this Lease by Tenant:

           (a) Any failure by Tenant to pay when due the Rent or any other required payment;

           (b) Tenant's failure to observe or perform any Lease provision where such failure continues for ten days after Notice thereof to Tenant; provided, if the nature of the default is such that it cannot reasonably be cured within the ten-day period, Tenant shall not be deemed in default if, in the ten-day period, Tenant commences to cure and thereafter diligently prosecute the cure to completion;

           (c) If at any time during the Term there shall be filed by or against Tenant a petition in bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee of all or a portion of Tenant's property, or if a receiver or trustee takes possession of any of the assets of Tenant, or if the leasehold interest herein passes to a receiver, or if Tenant makes an assignment for the benefit of creditors or petitions for or enters into an arrangement;

           (d)  Any attempted Transfer in violation of Article 7; or

           (e) Tenant fails to take possession of the Premises on the Commencement Date or Tenant vacates or abandons the Premises.

     24.2  Landlord Default. Landlord shall be in default if it fails to observe
           ----------------
or perform any of the covenants, conditions or provisions of this Lease for a period longer than 30 days after Notice from Tenant; provided, however, that if more than 30 days is required for performance, Landlord shall not be in default if it commences performance within 30 days of Tenant's Notice and thereafter completes such performance diligently and within a reasonable time.


                       ARTICLE 25. REMEDIES UPON DEFAULT
                       ---------------------------------

     25.1  Termination and Damages.  In the event of any Tenant default, in
           -----------------------
addition to any other remedies available to Landlord herein or at law or in equity, Landlord shall have the immediate option to terminate this Lease and all rights of Tenant hereunder by giving Notice of such intention to terminate. If Landlord shall elect to so terminate this Lease, then Landlord may recover from
Tenant:

           (a) The worth at the time of award of any unpaid Rent which had been earned at the time of such termination; plus

           (b) The worth at the time of award of the amount by which the unpaid Rent which would have been earned after termination until the time of award exceeds the amount of such Rent loss Tenant proves could have been reasonably avoided. As used in subsections 25.1(a) and (b) the "worth at the time of award" is computed by including interest at ten percent per annum; plus

           (c) The worth at the time of award (computed by discounting such amount at the discount rate at the time of award of the Federal Reserve Bank for the State plus one percent) of the amount by which the unpaid Rent for the balance of the term after the time of award exceeds the amount of such Rent loss that Tenant proves could be reasonably avoided; plus

           (d) Any other amount necessary to compensate Landlord for the detriment proximately caused by Tenant's failure to perform its obligations under this Lease; and

           (e) At Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted by applicable State law.

     25.2  Personal Property.  In the event of default by Tenant, Landlord shall
           -----------------
have the right, with or without terminating this Lease, to reenter the Premises and remove all persons and property from the Premises. Such property may be stored in a public warehouse at the cost of and for the account of Tenant.

     25.3  Recovery of Rent; Reletting.
           ---------------------------

           (a) In the event of the abandonment of the Premises by Tenant or if Landlord elects to either reenter as provided in Section 25.2 or take possession of the Premises pursuant to legal proceeding or pursuant to any notice provided by law, then if Landlord does not elect to terminate this Lease as provided in
Section 25.1, this Lease shall continue in effect, and Landlord may enforce all its rights and remedies under this Lease, including Landlord's right from time to time, without terminating this Lease, to either recover all Rent as it becomes due or relet the Premises or any part thereof for such term or terms and at such Rent and upon such other terms and conditions as Landlord, in its sole discretion may deem advisable with the right to make alterations and repairs to the Premises. Acts of maintenance or preservation or efforts to relet the Premises or the appointment of a receiver upon initiation of Landlord or other legal proceeding granting Landlord or its agent possession to protect Landlord's interest under this Lease shall not constitute a termination of Tenant's right to possession.

           (b) If Landlord elects to relet, the Rent received by Landlord from reletting shall be applied in the following order: (1) to the payment of any indebtedness other than Rent due hereunder from Tenant; (2) to the payment of

        JRM                                                           WFM
-------------------                                            -----------------
Landlord's Initials                                            Tenant's Initials
any cost of reletting, including brokerage fees; (3) to the payment of the cost of any alterations and repairs to the Premises; (4) to the payment of Rent due and unpaid hereunder; and (5) any residue shall be held by Landlord and applied in payment of future Rent as the same may become due and payable hereunder. If the portion of Rent received under clause (b) (4) is less than the Rent payable during that month by Tenant hereunder, Tenant shall pay such deficiency to Landlord immediately upon demand. Tenant shall also pay to Landlord when ascertained, any costs and expenses incurred by Landlord in such reletting or in making such alterations and repairs not covered by the Rents received from such reletting.

           (c) No reentry or taking possession of the Premises or any other action under this Section shall be construed as an election to terminate this Lease unless a Notice of such intention be given to Tenant or unless the termination thereof be decreed by a court of competent jurisdiction. Notwithstanding any reletting without termination by Landlord because of any default by Tenant, Landlord may at any time after such reletting elect to terminate this Lease for any such default.

           (d) Landlord has the remedy described in California Civil Code ("Code") Section 1951.4 (Landlord may continue Lease in effect after Tenant's breach and abandonment and recover Rent as it becomes due, if Tenant has right to sublet or assign, subject only to reasonable limitations).

     25.4  No Waiver.  Efforts by Landlord to mitigate the damages caused by
           ---------
Tenant's default in this Lease shall not constitute a waiver of Landlord's right to recover damages hereunder.

     25.5  Curing Defaults.  If Tenant fails to repair, maintain, keep clean, or
           ---------------
service any of the Premises or fails to perform any other Lease obligation, then after having given Tenant reasonable Notice of any failure and a reasonable opportunity to remedy the failure, which in no case shall exceed ten days, Landlord may enter upon the Premises and perform or contract for the performance of the repair, maintenance, or other Tenant obligation, and Tenant shall pay Landlord as Additional Rent all direct and indirect costs incurred in connection therewith within ten days of receiving a bill therefor from Landlord.

     25.6  Cumulative Remedies.  The various rights, options, election powers,
           -------------------
and remedies of Landlord contained in this Article and elsewhere in this Lease are cumulative. None of them is exclusive of any others or of any legal or equitable remedy that Landlord might otherwise have in the event of breach or default, and the exercise of one right or remedy by Landlord will not in any way impair its right to any other right or remedy.


                       ARTICLE 26  FORFEITURE OF PROPERTY
                       ----------------------------------

Tenant agrees that as of the date of termination of this Lease or repossession of the Premises by Landlord, by way of default or otherwise, Tenant shall remove all personal property in accordance with applicable law. The Parties agree that any property of Tenant not removed by such date shall, at the option of Landlord, be deemed abandoned by Tenant.

                        ARTICLE 27. SURRENDER OF LEASE
                        ------------------------------

The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work as a merger. At the election of Landlord, it shall either terminate all or any existing subleases or subtenancies or operate as an assignment to Landlord of any or all such subleases or subtenancies. Tenant shall return the Premises to Landlord at the expiration or earlier termination of this Lease in good and sanitary order, condition and repair, free of rubble and debris, broom clean, reasonable wear and tear excepted. Tenant shall ascertain from Landlord at least 30 days prior to the termination of this Lease, whether Landlord desires the Premises, or any part thereof, restored to its condition prior to the making of Alterations, installations and improvements, and if Landlord shall so desire, then Tenant shall forthwith restore said Premises or the designated portions thereof, as the case may be, to its original condition, entirely at its own expense, excepting normal wear and tear. All damage to the Premises caused by the removal of trade fixtures and personal property that Tenant is permitted to remove under the terms of this Lease shall be promptly repaired by Tenant at its sole cost and expense.


                      ARTICLE 28. LANDLORD'S EXCULPATION
                      ----------------------------------

In the event of default, breach, or violation by Landlord or Landlord Parties of any of Landlord's obligations under this Lease, Landlord's liability to Tenant shall be limited to its ownership interest in the Building or the proceeds of a public sale of such interest pursuant to foreclosure of a judgment against Landlord. Landlord shall not be personally liable for any deficiency beyond its interest in the Building.


                             ARTICLE 29.  NOTICES
                             --------------------

All notices required or permitted to be given under this Lease ("Notice"), shall be in writing and shall be given or made to the respective party at the address or number set forth in Sections 1.2 and 1.3 of this Lease by (i) personal service; (ii) mailing by registered or certified mail, return receipt requested, postage prepaid; (iii) reputable courier which provides written evidence of delivery; or (iv) facsimile with the date and time imprinted during transmission. Either Party may change its address for Notice by a Notice sent to the other. Each Notice shall be deemed given or made upon the earlier of (a) receipt or refusal to receive, (b) if by a reputable courier that provides next business day delivery (the "Express Courier") which provides written evidence of delivery, such as United States Express Mail, Federal Express, United Parcel Service or Airborne Express, on the next business day after the deposit of the same with such Express Courier, (c) if by facsimile transmission, upon the transmission thereof, provided a copy is also given by personal service or deposited with an Express Courier, by no later that the next business day after such facsimile transmission or (d) if by mailing by registered or certified mail, return receipt requested, postage prepaid, three (3) business days after the deposit of the same with the U.S. Postal Service.

        JRM                                                           WFM
-------------------                                            -----------------
Landlord's Initials                                            Tenant's Initials

                          ARTICLE 30.  SUBORDINATION
                          --------------------------

     30.1  Priority of Encumbrances.  This Lease shall be subordinate to any
           ------------------------
ground lease, first mortgage, or first deed of trust upon the real property of which the Premises are a part (each a "Security Instrument") and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. Notwithstanding such subordination, Tenant's right to quiet possession of the Premises shall not be disturbed if Tenant is not in default and so long as Tenant shall pay the Rent and observe and perform all the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms. If a Lender or ground lessor gives Tenant Notice of its election to have this Lease prior to the lien of its Security Instrument, this Lease shall be deemed prior to such Security Instrument, whether this Lease is dated prior or subsequent to the date of said Security Instrument or the date of recording thereof.

     30.2  Execution of Documents.  Tenant agrees that no documentation other
           ----------------------
than this Lease is required to evidence such subordination, however, Tenant agrees to execute any documents required to effectuate such subordination and any attornment or to make this Lease prior to the lien of any Security Instrument, as the case may be. Tenant agrees that its failure to execute these documents may cause Landlord serious financial damage by causing the failure of a financing or sale transaction.

     30.3  Attornment.  If a Lender or ground lessor enforces its remedies
           ----------
provided by law or under the pertinent Security Instrument and succeeds to Landlord's interest in the Premises (a "Successor-in-Interest"), Tenant shall, upon request of any Successor-in-Interest, automatically become the tenant of said Successor-in-Interest without change in the terms or other provisions of this Lease. The Successor-in-Interest shall not be (i) bound by any payment of Rent for more than 30 days in advance; (ii) bound by any modification or amendment of this Lease to shorten the term or decrease the Minimum Monthly Rent without the consent of the Lender or ground lessor; (iii) liable for any act or omission of Landlord or any previous landlord; (iv) bound by any obligation of Landlord under the Lease that is not reasonably susceptible to performance by the Successor-in-Interest; (v) subject to any offset, defense, recoupment or counterclaim that Tenant may have given to Landlord or any previous landlord; or
(vi) liable for any deposit that Tenant may have with respect to Landlord or previous landlord that has not been transferred to the Successor-in-Interest. Within ten days after Notice of a request by Successor-in-Interest, Tenant shall deliver an executed attornment agreement in a form required by such Successor-in-Interest.


                      ARTICLE 31.  ESTOPPEL CERTIFICATES
                      ----------------------------------

     31.1  Execution by Tenant.  Within ten days after receipt of Notice by
           -------------------
Landlord, Tenant shall execute and deliver to Landlord an estoppel certificate acknowledging such facts regarding this Lease as Landlord may reasonably require, including that (i) this Lease is in full force and effect, binding and enforceable in accordance with its terms and unmodified (or if modified, specifying the written modification documents); (ii) no default exists on the part of Landlord or Tenant under this Lease; (iii) there are no events which with the passage of time, or the giving of notice, or both, would create a default under this Lease; (iv) no Rent in excess of one month's Rent has been paid in advance; (v) Tenant has not sold, assigned, transferred, mortgaged or pledged this Lease or the Rent nor has it received notice of same; (vi) Tenant has no defense, setoff, recoupment or counterclaim against Landlord, and (vi) such other matters as Landlord may reasonably request. Landlord, any Lender, or any prospective purchaser of the Building or Complex may rely upon such estoppel certificate. Failure to comply with this Article shall be a breach of this Lease by Tenant giving Landlord all rights and remedies under Article 25 hereof, as well as a right to damages caused by the loss of a loan or sale which may result from such failure by Tenant.

     31.2  Financing, Sale or Transfer.  If Landlord desires to finance,
           ---------------------------
refinance, sell, ground lease or otherwise transfer the Premises, Building or Complex, or any part thereof, Tenant agrees, within ten days of request therefor by Landlord, to deliver to Landlord and to any lender or to any prospective buyer, ground lessor or other transferee designated by Landlord financial statements of Tenant and any parent company as may be reasonably required by such party. Such statements shall include the past three years' financial statements of Tenant. All such financial statements shall be received by Landlord in confidence and shall be used only for the purposes herein set forth.


                        ARTICLE 32.  LENDER PROTECTION
                        ------------------------------

Tenant agrees to give any Lender, by registered mail, a copy of any notice of default served upon Landlord, provided that prior to such notice Tenant has been given Notice of the address of such Lender. Tenant agrees that if Landlord fails to cure the default within the time provided for in this Lease, Lender shall have an additional 30 days within which to cure the default or, if the default cannot be cured within that time, then such additional time as may be necessary if, within the 30 days, Lender has commenced and is diligently pursuing the remedies necessary to cure the default (including commencement of foreclosure proceedings, if necessary). This Lease shall not be terminated while such remedies are being pursued.


                            ARTICLE 33.  BANKRUPTCY
                            -----------------------

If at any time during the Term (1) there shall be filed by or against Tenant, in any court, pleadings to initiate a bankruptcy petition of any kind, or the appointment of a receiver or trustee of all or a portion of Tenant's assets, or
(2) if a receiver or trustee takes possession of any of the assets of Tenant, or if the leasehold interest herein passes to a receiver or trustee, or (3) if Tenant makes an assignment for the benefit of creditors or petitions for or enters into an arrangement with creditors (any of which are referred to herein as a "Bankruptcy Event"), then the following provisions shall apply:

           (a) Any receiver, assignee for the benefit of creditors ("assignee"), trustee of any kind, or Tenant as debtor-in-possession ("debtor") shall either expressly assume or reject this Lease within sixty days following the assignment to the Assignee or the filing of the pleading initiating the receivership or bankruptcy case. All such parties agree that they will not seek Court permission to extend such time for assumption or rejection. Failure to assume or reject in the time set forth herein shall mean that the Lease may be terminated at Landlord's option.

       JRM                                                            WFM
___________________                                            -----------------
Landlord's Initials                                            Tenant's Initials

           (b) If the Lease is assumed by a debtor, receiver, assignee or trustee, such party shall immediately after such assumption (1) cure any default or provide adequate assurances that defaults will be promptly cured; (2) pay Landlord for actual pecuniary loss or provide adequate assurances that compensation will be made for such loss; and (3) provide adequate assurance of future performance.

           (c) Where a default exists under the Lease, the party assuming the Lease may not require Landlord to provide services or supplies incidental to the Lease before its assumption by such trustee or debtor, unless Landlord is compensated under the terms of the Lease for such services and supplies provided before the assumption of such Lease.

           (d) Landlord reserves all remedies available to Landlord in Article 26 or at law or in equity in respect of a Bankruptcy Event by Tenant, to the extent such remedies are permitted by law.


                     ARTICLE 34.  MISCELLANEOUS PROVISIONS
                     -------------------------------------

     34.1  Captions.  The captions of this Lease are for convenience only and
           --------
are not a part of this Lease and do not in any way limit or amplify the terms and provisions of this Lease.

     34.2  Construction.  Whenever the singular number is used in this Lease and
           ------------
when required by the context, the same shall include the plural, the plural shall include the singular. Items following the terms "include" or "including" are descriptive only and not by way of limitation. All approvals to be given by any party to the Lease are not to be unreasonably withheld, conditioned or delayed unless specifically indicated to the contrary in the Lease.

     34.3  Modifications.  This instrument contains all the agreements,
          -------------
conditions and representations made between the Parties and may only be modified by a written agreement signed by all of the Parties.

     34.4  Severability.  The invalidity of any provision of this Lease, as
           ------------
determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

     34.5  No Offer.  The preparation and submission of a draft of this Lease by
           --------
either party to the other shall not constitute an offer, nor shall either party be bound to any terms of this Lease or the entirety of the Lease itself until the Parties have fully executed a final document and an original signature document has been received by the Parties. Until such time as described in the previous sentence, either party is free to terminate negotiations with no obligation to the other.

     34.6  Light, Air and View.  No diminution of light, air, or view by any
           -------------------
structure, whether or not erected by Landlord, shall entitle Tenant to any reduction of Rent, result in any liability of Landlord to Tenant, or in any other way affect this Lease or Tenant's obligations hereunder.

     34.7  Public Transportation Information.  If required by law, Tenant shall
           ---------------------------------
establish and maintain a program to encourage maximum use of public transportation by Tenant personnel employed on the Premises. Tenant shall comply with all requirements of any local transportation management ordinance.

     34.8  Rules and Regulations.  Tenant will comply with all reasonable Rules
           ---------------------
and Regulations adopted and promulgated by Landlord and applicable to all tenants in the Building or Complex. The "Rules and Regulations" concerning the Complex are attached hereto as Exhibit E. Landlord reserves the right to change
                               ---------
the Rules and Regulations affecting the Complex. Landlord shall have no liability for violation of any Rules or Regulations by any other tenant in the Complex nor shall such violation or waiver thereof excuse Tenant's compliance. All delivery and dispatch of supplies, fixtures, equipment and furniture shall be by means and during hours established by Landlord.

     34.9  Joint and Several Liability.  Should Tenant consist of more than one
           ---------------------------
person or entity, they shall be jointly and severally liable on this Lease.

     34.10 Survival.  All obligations of Tenant which may accrue or arise during
           --------
the Term of this Lease or as a result of any act or omission of Tenant during the Term shall, to the extent they have not been fully performed, satisfied or discharged, survive the expiration or termination of this Lease.

     34.11 Brokers.  Landlord and Tenant each represent and warrant to the other
           -------
party that it has not authorized or employed, or acted by implication to authorize or employ, any real estate broker or salesman to act for it in connection with this Lease, except for the Broker identified in Article 1. Landlord and Tenant shall each indemnify, defend and hold the other party harmless from and against any and all claims by any real estate broker or salesman whom the indemnifying party authorized or employed, or acted by implication to authorize or employ, to act for the indemnifying party in connection with this Lease.

     34.12 Non-liability of Landlord.  Except as otherwise expressly stated in
           -------------------------
this Lease, and only to the extent so stated, the consent or approval, whether express or implied, or the act, failure to act or failure to object, by Landlord in connection with any plan, specification, drawing, proposal, request, act, omission, notice or communication (collectively "act") by or for, or prepared by or for, Tenant, shall not create any responsibility or liability on the part of Landlord, and shall not constitute a representation by Landlord, with respect to the completeness, sufficiency, efficacy, propriety, quality or legality of such act. Notwithstanding anything to the contrary contained in this Lease, if any provision of this Lease expressly or impliedly obligates Landlord not to unreasonably withhold its consent or approval, an action for declaratory judgment or specific performance will be Tenant's sole right and remedy in any dispute as to whether Landlord has breached such obligation.

     34.13 Attorneys' Fees.  In the event of litigation or arbitration between
           ---------------
the Parties with respect to this Lease, then all costs and expenses, including all reasonable fees of appraisers, accountants, experts, consultants and attorneys (collectively "Professional Fees") incurred by the prevailing party shall be paid by the other party. If Landlord is named as a defendant, or requested or required to appear as a witness or produce any documents in any suit brought by Tenant against a third party

       JRM                                                            WFM
___________________                                            -----------------
Landlord's Initials                                            Tenant's Initials
or a third party suit against Tenant arising out of Tenant's occupancy hereunder, Tenant shall pay Landlord its costs and expenses incurred in such suit, including its actual Professional Fees.

     34.14  Effect of Waiver.  A party's waiver of any breach of a Lease
            ----------------
provision is not a waiver of such Lease provision or any subsequent breach of the same or any other term, covenant or condition of the Lease. Subsequent acceptance of Rent by Landlord is not a waiver of any preceding breach by Tenant of any provision of this Lease, other than the failure of Tenant to pay the particular Rent so accepted, regardless of Landlord's knowledge the preceding breach at the time of acceptance of Rent.

     34.15  Holding-Over.  If Tenant remains in possession of the Premises after
            ------------
the expiration of the Term or the Extended Term as provided in Addendum No. 1 attached hereto, with Landlord's written consent, then such holding over shall be construed as a month-to-month tenancy, subject to all the conditions, provisions and obligations of this Lease (as applicable to a month-to-month tenancy) as existed during the last month of the Term, except the Minimum Monthly Rent shall be equal to twice the Minimum Monthly Rent then payable.
Such tenancy may be terminated by either party upon ten days' Notice prior to the end of any monthly period. Any option or right to extend, renew or expand shall not be applicable. Landlord's acceptance of Rent after such expiration or termination shall not constitute a holdover hereunder or result in a renewal of this Lease.

     34.16  Binding Effect.  The covenants and conditions of this Lease, subject
            --------------
to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators and assigns the Parties.

     34.17  Time of the Essence.  Time is of the essence of this Lease.
            -------------------

     34.18  Release of Landlord.  If Landlord sells its interest in the Building
            -------------------
or Complex, then from and after the effective date of the sale or conveyance, Landlord shall be released and discharged from any and all obligations and responsibilities under this Lease except those already accrued.

     34.19  Transfer to Purchaser.  If Tenant provides security for the faithful
            ---------------------
performance of any of its covenants of the Lease, Landlord may transfer the security to a purchaser of the reversion, if the reversion be sold, and thereupon Landlord shall be discharged from any further liability in reference thereto.

     34.20  Waiver by Tenant.  The Parties have negotiated numerous provisions
            ----------------
of this Lease, some of which are covered by statute. Whenever a provision of this Lease and a provision of any statute or other law cover the same matter, the provisions of this Lease shall control. Therefore, Tenant waives (for itself and all persons claiming under Tenant) the provisions of Code Sections 1932(2) and 1933(4) with respect to the destruction of the Premises; Code Sections 1941 and 1942 with respect to Landlord's repair duties and Tenant's right to repair; Code Section 1995.310 with respect to remedies for breach of contract; Code
Section 3275 and CCP Section 1179 relating to rights of redemption; and CCP
Section 1265.130, allowing either party a Court petition to terminate this Lease in the event of a partial taking of the Premises by condemnation. This waiver applies to future statutes enacted in addition to or in substitution for the statutes specified.

     34.21  Waiver of Jury Trial.  Landlord and Tenant hereby waive trial by
            --------------------
jury in any action, proceeding or counterclaim brought by either of the Parties against the other on any matters whatsoever arising out of this Lease, or any other claims.

     34.22  Authorization.  If Tenant is a corporation, partnership or limited
            -------------
liability company, each person executing this Lease on behalf of such entity represents and warrants (i) that he or she is duly authorized to execute this Lease on behalf of such entity, (a) if a corporation, in accordance with either a duly adopted resolution of its Board of Directors or its Bylaws; (b) if a partnership, in accordance with its partnership agreement; or (c) if a limited liability company, in accordance with its limited liability company agreement and (ii) that this Lease is binding upon Tenant in accordance with its terms.

     34.23  Conversion to a Limited Liability Entity.  If Tenant is a
            ----------------------------------------
            partnership (either general or limited), joint venture, cotenancy, joint tenancy or an individual, Tenant may not convert (the "Conversion") the Tenant entity or person into any type of entity which possesses the characteristic of limited liability such as, by way of example only, a corporation, a limited liability company, limited liability partnership or limited liability limited partnership (a "Limited Entity") without the consent of Landlord, subject to fulfillment of the conditions below. The following are conditions precedent to Landlord's obligation to act reasonably with respect to a Conversion to a Limited Entity: (i) the Limited Entity assumes all of Tenant's liabilities and is assigned all of Tenant's assets as of the effective date of the Conversion; (ii) as of the effective date of the Conversion, the Limited Entity shall have a net worth ("Net Worth"), which is not less than either (a) Tenant's Net Worth on the date of execution of the Lease or (b) Tenant's Net Worth as of the date Tenant requests consent to the Conversion;
            (iii) Tenant is not in default under the Lease; (iv) Tenant delivers to Landlord a satisfactory agreement, executed by each equity interest holder of Tenant, wherein each agrees to remain personally liable for all of the terms, covenants and conditions of the Lease; and (v) Tenant reimburses Landlord within ten days of Landlord's written demand for any and all reasonable costs and expenses that may be incurred by Landlord in connection with the Conversion including, without limitation, reasonable attorneys' fees.

       JRM                                                            WFM
___________________                                            -----------------
Landlord's Initials                                            Tenant's Initials

In Witness Whereof, the Parties have executed this Lease as of the date first written above.

"Landlord"                                  "Tenant"


Bedford Property Investors, Inc.,           Centillium Communications, Inc.,
a Maryland corporation                      a Delaware corporation

By:___________________________              By:____________________________
Name:_________________________              Name:__________________________
Title:________________________              Title:_________________________
Date:_________________________              Date:__________________________


FOR OFFICE USE ONLY:


PREPARED BY: ________
REVIEWED BY: ________
APPROVED BY: ________

       JRM                                                            WFM
------------------                                             -----------------
Landlord's Initials                                            Tenant's Initials

                                   APPENDIX

                            Index to Defined Terms
                            ----------------------


Term                                                         Section No.
-------------------------------------------------------------------------------

Advance Rent                                                   Section 1.8 (B)
Alterations                                                       Section 18.1
Award                                                         Section 20.1 (c)
Bankruptcy Event                                                    Article 33
Broker                                                            Section 1.15
Building                                                           Section 1.5
Capital Costs                                                  Section 6.1 (d)
CCP                                                                 Article 13
CC&Rs                                                             Section 1.13
Claims                                                            Section 11.3
Commencement Date                                                  Section 3.1
Common Area                                                    Section 6.1 (a)
Common Area Costs                                              Section 6.1 (b)
Complex                                                            Section 1.6
Complex Insurance Premium                                          Section 8.4
Condemnation                                                  Section 20.1 (a)
Condemnor                                                     Section 20.1 (d)
Construction Budget                                     Section 3 of Exhibit C
Construction Costs                                      Section 3 of Exhibit C
Construction Plans                                      Section 3 of Exhibit C
Conversion                                                       Section 34.23
Code                                                          Section 25.4 (d)
Date of Taking                                                Section 20.1 (b)
Decision Period                                                   Section 20.4
Environmental Laws                                        Section 16.3 (a) (i)
Estimated Commencement Date                                    Section 1.7 (A)
Force Majeure Delay                                     Section 3 of Exhibit C
Hazardous Materials                                      Section 16.3 (a) (ii)
HVAC                                                              Section 19.2
Initial Pro Rata %                                                Section 1.11
Landlord                                                           Section 1.2
Landlord's Allowance                                              Section 1.12
Landlord Parties                                                   Section 2.1
Laws and Regulations                                              Section 16.1
Lease                                                             Introduction
Lender                                                              Article 22
Limited Entity                                                   Section 34.23
Loss Date                                                         Section 12.1
Losses                                                  Section 16.3 (a) (iii)
Management Fee                                                    Section 1.14
Minimum Monthly Rent                                           Section 1.8 (A)
Net Worth                                                        Section 34.23
Nonterminating Party                                              Section 20.4
Notice                                                              Article 29
Parties                                                           Introduction
Permitted Use                                                     Section 1.11
Premises                                                           Section 1.4
Pro Rata %                                                     Section 6.1 (c)
Pro Rata Share                                                     Section 6.3
Professional Fees                                                Section 34.13
Real Property Taxes                                                Section 5.1
Release                                                  Section 16.3 (a) (iv)
Rent                                                               Section 4.1
Rent Payment Address                                               Section 1.1
Rentable Area                                                      Section 1.4
Restrictions                                                       Section 2.2
Rules and Regulations                                             Section 34.8
Security Deposit                                                   Section 1.9
Security Instrument                                               Section 30.1
Space Plan                                              Section 3 of Exhibit C
State                                                              Section 1.6
Substantial Completion                                  Section 3 of Exhibit C
Substantially Completed                                 Section 3 of Exhibit C
Successor-in-Interest                                             Section 30.3
Taxes                                                              Section 5.1
Tenant                                                             Section 1.3
Tenant Delay                                            Section 3 of Exhibit C
Tenant Improvements                                     Section 3 of Exhibit C
Tenant Parties                                                     Section 2.1
Tenant's Participation                                  Section 3 of Exhibit C
Term                                                               Section 1.7
Terminating Party                                                 Section 20.4
Transfer                                                           Section 7.1
Transfer Agreement                                                 Section 7.2
Transfer Date                                                      Section 7.2
Transfer Notice                                                    Section 7.2
Transferee                                                         Section 7.2
Transferor                                                         Section 7.4
Uninsured Property Loss                                           Section 12.1

       JRM                                                               WFM
------------------                                             -----------------
Landlord's Initials                                            Tenant's Initials

                                ADDENDUM No. 1
                 OPTION TO EXTEND THE TERM-NEGOTIATED RENTAL-
                 --------------------------------------------
                               THREE ARBITRATORS
                               -----------------


          1.   Notice of Exercise.  Tenant shall have the right to extend the
               ------------------
initial Term hereof for one (1) additional period of five (5) years upon the
                        -------                      --------
same terms and conditions as stated herein, except for Minimum Rent. Such extension is herein referred to as the "Extended Term." Tenant must exercise its right, if at all, by written Notice (the "Notice of Exercise") to Landlord not less than one hundred twenty (120) nor more than one hundred eighty (180) days
          ------------------------               ------------------------
prior to the expiration of the initial Term hereof, provided that Tenant has not been in default of any of the provisions of this Lease during the then current Term.

          2.   Option is Personal to Tenant. The option to extend granted herein
               ----------------------------
is personal to the original Tenant executing this Lease, and notwithstanding anything to the contrary contained in the Lease, the rights contained in this Addendum are not assignable or transferable by such original Tenant. Landlord grants the rights contained herein to Tenant in consideration of Tenant's strict compliance with the provisions hereof, including, without limitation, the manner of exercise of this option.

          3.   Fair Market Rent.  If Tenant exercises the right to extend the
               ----------------
term then the Minimum Rent shall be adjusted to equal the Fair Market Rent for the Premises as of the date of the commencement of the Extended Term, pursuant to the procedures hereinafter set forth. The term "Fair Market Rent" means the Minimum Rent chargeable for the Premises based upon the following factors applicable to the Premises or any comparable premises:

          (a) Rental rates being charged for comparable premises in the same geographical location;

          (b)  The relative locations of comparable premises;

          (c) Improvements, or allowances provided for improvements, or to be provided;

          (d)  Rental adjustments, if any, or rental concessions;

          (e)  Services and utilities provided or to be provided;

          (f)  Use limitations or restrictions; and

          (g)  Any other relevant Lease terms or conditions.

In no event, however, shall the Fair Market Rent be less than the Minimum Rent in effect immediately prior to the commencement date of the Extended Term. The Fair Market Rent evaluation may include provision for further rent adjustment during the Extended Term, if such adjustments are commonly required in the market place for similar types of leases.

          4.   Determination of Fair Market Rent.  Upon exercise of the right to
               ---------------------------------
extend the term, and included within the Notice of Exercise, Tenant shall notify Landlord of its opinion of Fair Market Rent as above defined for the Extended Term. If the parties are unable to agree upon a Minimum Rent for the Extended Term within thirty days following Landlord's receipt of the Notice of Exercise, within ten days thereafter either party may, at its sole cost and expense and by giving notice to the other party in writing, appoint a real estate appraiser who is a member of the Appraisal Institute, or the Society of Real Estate Appraisers, or an equivalent professional organization, with at least five years' experience appraising properties devoted to the same general type of use (e.g. retail, office) as the Premises in the county in which the Premises are located ("Qualified Appraiser") to set the Fair Market Rent for the Extended Term. If a party does not appoint a Qualified Appraiser within ten days after the first party has given notice of the name of its Qualified Appraiser, the single Qualified Appraiser appointed shall be the sole appraiser and shall set the Fair Market Rent for the Extended Term. If two Qualified Appraisers are appointed by the parties, they shall meet promptly, on five days' notice to the parties, to take such evidence and other information as the parties may deem reasonable to submit to the Qualified Appraisers. Within thirty days after the selection of the last of the two Qualified Appraisers to be appointed by the parties, the Qualified Appraisers shall render their opinions of the Fair Market Rent of the Premises as above qualified. If the two valuations are within ten percent of each other, they shall be averaged and the average of the two shall be the Minimum Rent for the Extended Term. If only one appraisal is timely submitted, that appraisal shall constitute the Minimum Rent for the Extended
Term.   If the two valuations are separated by more than ten percent, then the two Qualified Appraisers shall, within ten days following the last date for submission of the two appraisals of Fair Market Rent, appoint a third Qualified Appraiser, who shall decide the Fair Market Rent for the Extended Term as specified in Section 7 of this Addendum. If the two Qualified Appraisers are unable to agree upon a third Qualified Appraiser within such ten-day period, they shall notify the parties hereto in writing of their inability to appoint a third Qualified Appraiser, and within ten days following receipt of such notice either of the parties to this Lease, by giving five days' notice to the other party, may demand Arbitration as specified in Section 6 of this Addendum. If neither party applies for Arbitration within the ten-day period herein specified, the two appraisals of Fair Market Rent shall be averaged as stated above, and such average shall be the Minimum Rent for the Extended Term.

          5.   Arbitration.  In the event the parties are unable to mutually
               -----------
agree upon a Minimum Rent for the Extended Term, and in such event proceed to Appraisal or Arbitration proceedings as specified below, both parties shall be bound to submit the matter for such determination. The procedure specified in this Addendum for appointment of Qualified Appraisers, delivery of appraisals, appointment of an Arbitrator, and determination of Fair Market Rent thereby, is herein collectively referred to as "Arbitration." The Arbitration shall be conducted and determined in the County where the Premises are situated. If the Arbitration is not concluded before the commencement of the Extended Term, Tenant shall pay Minimum Rent to Landlord in an amount equal to the Fair Market Rent set forth in the appraisal by Landlord's Qualified Appraiser until the Fair Market Rent is determined in accordance with the arbitration provisions hereof. If the Fair Market

       JRM                                                            WFM
------------------                                             -----------------
Landlord's Initials                                            Tenant's Initials

Rent as determined by Arbitration differs from that stated by Landlord's Qualified Appraiser, then any adjustment shall be made by payment by the appropriate party within thirty days after the determination of Fair Market Rent by Arbitration has been concluded, as provided herein. Tenant shall be obligated to make payment during the entire Extended Term of the Minimum Rent determined in accordance with the Arbitration procedure hereunder.

          6.   Demand for Arbitration.  A party demanding Arbitration hereunder
               ----------------------
shall make its demand in writing ("Demand Notice") within ten days after receipt of notice from the Qualified Appraisers that they have failed to appoint a third Qualified Appraiser as specified in Section 4 above. A copy of the Demand Notice shall be sent to the President of the Real Estate Board for the county in which the Premises are located. If there is no Real Estate Board, or Board President, in said county then a copy of the Demand Notice shall be sent to the Presiding Judge of the highest trial court in such county for the state in which the Premises are located. The Board President or Presiding Judge, whichever is applicable, is hereinafter referred to as the "Appointer." The Appointer, acting in his personal, private capacity, shall appoint within ten days thereafter a third Qualified Appraiser to be the "Arbitrator." The Arbitrator shall be qualified to serve as an expert witness, over objection, to give opinion testimony addressed to the issue in a court of competent jurisdiction.

          7.   Decision of the Arbitrator. As used herein, the term "Arbitrator"
               --------------------------
refers to a third Qualified Appraiser, selected by any of the methods heretofore set forth. The Arbitrator shall, within sixty days after his appointment, state in writing his determination as to whether the Fair Market Rent stated by Landlord's Qualified Appraiser or the Fair Market Rent stated by Tenant's Qualified Appraiser most closely approximates his own. The Arbitrator shall have the right to consult experts and competent authorities with factual information or evidence pertaining to the determination of Fair Market Rent, but any such consultation shall be made in the presence of both parties with full right to cross examine. The Arbitrator shall not state his own opinion of Fair Market Rent, but shall be strictly limited to the selection of one of the two appraisals submitted by the other two Qualified Appraisers. The Arbitrator shall have no right to propose a middle ground or any modification of either of the proposed valuations, and shall have no power to modify this Lease. The valuation so chosen as most closely approximating that of the Arbitrator shall constitute his decision, shall be deemed the Minimum Rent for the Extended Term and shall be final and binding upon the parties' absent fraud or gross error. The Arbitrator shall render a decision and award in writing, with counterpart copies to each party. Judgement may be entered thereon in any court of competent jurisdiction.

          8.   Successor Arbitrator; Fees and Expenses. In the event of failure,
               ---------------------------------------
refusal, or inability of the Arbitrator to act in a timely manner, a successor shall be appointed in the same manner as such Arbitrator was first chosen hereunder. The fees and expenses of the Arbitrator and for the administrative hearing fee, if any, shall be divided equally between the parties. Each party shall bear its own attorneys' fees and other expenses, including fees of witnesses in presenting evidence, and the fees and cost of its own Qualified Appraiser.

       JRM                                                            WFM
-------------------                                            -----------------
Landlord's Initials                                            Tenant's Initials

                                   EXHIBIT A
                               LEGAL DESCRIPTION

REAL PROPERTY in the City of Fremont, County of Alameda, State of California, described as follows:

Parcel 3, Parcel Map No. 4675, filed July 9, 1986, Map Book 161, Page 67, Alameda County Records.

Excepting therefrom:

All oil, gas, mineral, geothermal, and hydrocarbon substances in and under or that may be produced below a depth of 500 feet below the surface of said property without any right of entry upon the surface of said land for the purposes of mining, drilling, exploring or extracting such oil, gas, mineral, geothermal, or hydrocarbon substances and without any right to the use of or rights in or to any portion of the said land to a depth of 500 feet below the surface thereof, as reserved by King & Lyons, a California general partnership, in the Deed recorded December 31, 1987. Series No. 87-348396, Official Records.

A.P. No. 519-1693-031

       JRM                                                            WFM
-------------------                                            -----------------
Landlord's Initials                                            Tenant's Initials

                                   EXHIBIT B
                              PLAN OF THE COMPLEX

                                    [PLAN]

       JRM                                                            WFM
-------------------                                            -----------------
Landlord's Initials                                            Tenant's Initials

                                  EXHIBIT B-1
                          FLOOR PLAN OF THE PREMISES

                                 [FLOOR PLAN]

       JRM                                                            WFM
-------------------                                            -----------------
Landlord's Initials                                            Tenant's Initials

                                   EXHIBIT C
                           CONSTRUCTION OBLIGATIONS

     1.   Defined Terms.  All capitalized terms referred to in this Exhibit C
          -------------
(this "Agreement") not defined below shall have the same meaning as defined in the Lease of which this Agreement forms a part.


     2.   Construction of Tenant Improvements.  Landlord shall construct the
          -----------------------------------
Tenant Improvements in accordance with this Agreement and in substantial conformance with the approved Construction Plans prepared by The Charles Doerr
                                                 -----------------------------
Group, dated May 12, 2000, Sheet#: CS-1, A-1, A-2, A-3 & A-4 (including design
------------------------------------------------------------------------------
build electrical, mechanical, & plumbing plans), which are hereby approved by
-----------------------------------------------
Tenant.

     3.   Definitions.  Each of the following terms shall have the following
          -----------
meaning:

          "Building" shall mean the Building Shell and the Tenant Improvements.

          "Building Shell" shall mean the basic minimum enclosure of the Building consisting of the foundation and floors, structural framework, roof coverings, exterior walls and exterior doors and windows, basic fire sprinkler systems, underground electrical power stubs, plumbing system stubs, the parking lots and landscaping appurtenant to the Complex, but excluding all Tenant Improvements.

          "Construction Plans" shall mean the complete plans and specifications prepared by The Charles Doerr Group, dated May 12, 2000, Sheet#: CS-1, A-1, A-2,
--------------------------------------------------------------------------------
A-3 & A-4 an including all design build electrical, mechanical, & plumbing plans
--------------------------------------------------------------------------------
for the construction of the Tenant Improvements, which are required to obtain all building permits, licenses and certificates from the applicable governmental authority(ies) for the construction of the Tenant Improvements.

          "Contractor" shall mean P.D. Larson Company the California licensed
                                  -------------------
general contractor selected by Landlord. Contractor shall be responsible for construction of the Tenant Improvements.

          "Force Majeure Delay" means any delay, other than a Tenant Delay, by Landlord in completing the Tenant Improvements by the Commencement Date by reason of strike, other labor trouble, governmental preemption of priorities or other controls in connection with a national or other public emergency, or shortages of fuel, supplies or labor resulting therefrom, or any other cause, whether similar or dissimilar to the above, beyond Landlord's reasonable control. The time for performance of any obligation of Landlord to construct the Tenant Improvements under this Agreement or the Lease shall be extended at Landlord's election by the period of any delay caused by any of the foregoing events.

          "Tenant Delay" shall mean any delay in the construction of the Tenant Improvements, or any delays in approvals or submissions required hereunder beyond the time period provided for in this Agreement caused by (i) any changes in the nature or scope of the Tenant Improvements requested by Tenant (including Change Requests, and any changes in the Approved Preliminary Plans and/or Approved Construction Plans for the Tenant Improvements), (ii) Tenant's failure to timely provide Landlord with any needed information on the Tenant Improvements, (iii) Tenant's failure to timely provide any open selections for the Tenant Improvements, or (iv) Tenant's failure to timely provide the "Warehouse Plan" (as defined in Section 5, below) in the time and manner specified in Section 5, below. In the event of any Tenant Delay, this Lease shall be deemed to have commenced and the obligations of Tenant under the Lease, including without limitation the obligation to pay all rent due thereunder, shall have been deemed commence on the date the Lease would otherwise have commenced had it not been for Tenant Delay. Any and all costs and expenses incurred by Landlord as a result of any Tenant Delay, including without limitation, architectural, engineering and space planning fees, permit resubmittal fees, increased Tenant Improvement Costs, and the like shall be the sole responsibility and obligation of Tenant and shall be reimbursed by Tenant to Landlord upon demand therefore.

          "Tenant's Personal Property" shall mean all personal property constructed or installed in the Leased Premises by Tenant at Tenant's expense, including furniture, fixtures and equipment, but excluding Tenant Improvements.

          "Space Planner" shall mean The Charles Doerr Group.  Space Planner
                                     -----------------------
shall be employed by Landlord.

          "Substantial Completion" or "Substantially Complete" shall be the date that the construction of the Tenant Improvements is sufficiently complete so that Tenant can legally occupy and utilize the Leased Premises (other than with respect to the Warehouse Plan, for which Tenant is solely responsible), subject only to minor "punchlist" items, the completion of which will not materially affect Tenant's use and occupancy of the Leased Premises. Landlord shall cause all punchlist items to be completed within a reasonable time following Substantial Completion.

          "Tenant Improvements" shall mean all interior portions of the Building to be constructed by Landlord for Tenant pursuant to this Agreement and the Construction Plans, including but not limited to, electrical systems, heating, ventilating and air conditioning systems ("HVAC"), plumbing and fire sprinkler systems (to the extent the electrical, HVAC, plumbing and fire sprinkler systems are not included in the Building Shell), Building Standard carpet throughout office area, interior partitions, millwork, acoustical ceilings, interior Building Standard paint, and similar items.

          "Tenant Improvement Cost" shall mean the costs for construction and installation of the Tenant Improvements as specified in a bid provided by the Contractor and approved by Landlord (the "Bid"), as attached hereto as Exhibit C-1, and shall include the fees charged by Space Planner in preparing the Preliminary Plans and Construction Plans, and any alterations or modifications thereto. Tenant Improvement Costs shall not include the cost of any of Tenant's Personal Property or the installation thereof, or any additional costs and expenses (including the costs and expenses of the Space Planner) incurred as a result of changes from the Construction Plans, or any Change Requests, all of which shall be performed and/or paid for by Tenant, at its sole cost and expense.

       JRM                                                            WFM
-------------------                                            -----------------
Landlord's Initials                                            Tenant's Initials

     4.   Building Permit.  Landlord shall be responsible for obtaining a
          ---------------
building permit ("Building Permit") for the Tenant Improvements. Landlord or its Contractor shall submit the Construction Plans to the appropriate governmental body for plan checking and a Building Permit. Landlord, shall cause to be made any change in the Construction Plans necessary to obtain the Building Permit.


     5.   Warehouse Plan. Tenant shall, as soon as practicable, submit to the
          --------------
appropriate governmental authorities having jurisdiction thereover (the "Approval Authorities") a plan showing the design, layout, installations and other details required by the Approval Authorities with respect to Tenant's proposed methods for using the warehouse portion of the Leased Premises (hereinafter, the "Warehouse Plan.") It is agreed by both Landlord and Tenant that obtaining approval from the Approval Authorities of the Warehouse Plan is necessary for Tenant's legal occupancy of the Leased Premises. In the event that Tenant has failed to obtain approval of the Warehouse Plan by the date that Landlord has otherwise Substantially Completed the Tenant Improvements, Landlord and Tenant agree that this Lease shall commence on the date that Landlord has otherwise Substantially Completed the Tenant Improvements, notwithstanding that approval by the Approval Authorities of the Warehouse Plan may be necessary for Tenant's legal occupancy of the Leased Premises, and that Tenant may begin to pay rent and other charges due under the Lease prior to taking occupancy of the Leased Premises.

     6. Commencement and Completion of Tenant Improvements. As soon as, Landlord has obtained the Building Permit and other necessary authorizations for the construction of the Tenant Improvements from the City of Fremont,
                                                             -------
California and any other governmental, quasi-governmental or regulatory agency and Landlord has entered into a contract with the Contractor for the construction of the Tenant Improvements, Landlord shall cause the construction of the Tenant Improvements to commence and shall diligently pursue same until completion.

     7.   Change Requests.
          ---------------

          7.1 Approval. No changes to the Construction Plans requested by Tenant (each, a "Change Request") shall be made without Landlord's prior written approval, which approval shall not be unreasonably withheld or delayed, subject to the following:


               (i) No Change Request shall affect the structure or operating systems of the Building;

               (ii) Landlord may require Tenant to pay to Landlord within thirty (30) days of written notice from Landlord, the amount by which the Tenant Improvement Cost, after implementation of the Change Request, is reasonably estimated by Landlord to exceed the Bid, including without limitation, increases in construction costs and other charges payable hereunder caused by any delay in construction of the Tenant Improvements as a result of a Change Request;

               (iii) A Change Request shall constitute an agreement by Tenant to any delay in completion of the Tenant Improvements caused by Landlord's reviewing, processing and implementing the Change Request, all of which delays shall be deemed a Tenant Delay;

               (iv) Landlord shall only accept Change Requests signed by Tenant's representative, _____________________________. Tenant may from time to time designate a different representative to authorize Change Requests.

               (v) Any delays in completion of the Tenant Improvements caused as a result of a Change Request shall not delay the commencement of the term of the Lease from the date the term of the Lease would otherwise have commenced had it not been for the Change Request. Tenant agrees that the Lease and all obligations of Tenant thereunder (including without limitation the obligation to pay rent) shall commence on the date that the term of the Lease would otherwise have commenced had it not been for the Change Request.

          7.2 Procedure. Except with respect to the mechanical and electrical systems of the Building, within three (3) business days after receipt of a written Change Request from Tenant, Landlord shall notify Tenant of Landlord's approval or disapproval of the Change Request. All costs paid by Landlord to unaffiliated parties in connection with review of proposed Change Requests shall be part of the Tenant Improvement Cost. With respect to Change Request related to the Building's mechanical and electrical systems, Landlord shall have five
(5) business days to respond. If Landlord fails to notify Tenant of Landlord's disapproval of the Change Request within the required period, the Change Request shall be deemed disapproved.

          7.3 Period of Review. The period of Landlord's review of a proposed Change Request shall be deemed a Tenant Delay.

          7.4 Minor Changes in Work. Landlord shall have the authority, without the consent of Tenant, to order any changes to the Tenant Improvements required by applicable laws or regulations, and to order minor changes in the Tenant Improvements not involving an increase in cost to Tenant or a delay in the completion of the Tenant Improvements. Delays caused by Landlord's compliance with laws or regulations shall not be deemed delays within Landlord's control, and Landlord shall have no responsibility or liability with respect thereto.

     8.   Payment of Contractor.  Landlord shall be responsible for making
          ---------------------
monthly progress payments to Contractor in accordance with the construction contract between Landlord and the Contractor.

     9.   Payment of Additional Costs.  Following Substantial Completion of the
          ---------------------------
Tenant Improvements and determination of the total Tenant Improvement Cost, to the extent the total Tenant Improvement Cost exceeds the Bid as a result of (i) changes to the Construction Plans requested by Tenant, or (ii) Change Requests made by Tenant (the "Additional Costs"), Tenant shall be solely responsible for payment of such Additional Costs. Tenant shall pay to Landlord, within ten (10) days after written notice from Landlord (accompanied by statement evidencing such Additional Costs incurred), the amount of the Additional Costs.

       JRM                                                          WFM
-------------------                                          -----------------
Landlord's Initials                                          Tenant's Initials

     10.  Importance of Time Periods.  The time periods set forth in this
          --------------------------
Agreement are to be strictly adhered to and extensions of time shall be granted only when the circumstances are such that it is clear that the party requesting the additional time is without fault as to the delay.

      JRM                                                           WFM
-------------------                                          -----------------
Landlord's Initials                                          Tenant's Initials

                                  EXHIBIT C-1
                   CONTRACTOR'S BID FOR TENANT IMPROVEMENTS



    1)   Demo walls and flooring.                                $  13,615.00
    2)   Framing and Drywall (Includes fir out exterior walls
          and draft stop).                                       $  39,212.00
    3)   Insulation (Demising wall and ceiling) Title-24.        $  11,894.00
    4)   Paint all walls in conditioned area.                    $   4,914.00
    5)   Doors and Frames (re-use existing).                     $   3,000.00
    6)   Glazing (Interior side-lights & (4) exterior 12'x9'
          w/saw cut, structural, etc.)                           $   9,160.00
    7)   Cabinets per plan.                                      $   7,225.00
    8)   Electrical (New Light (184); Re-locate Lights (40);
          Outlets (35), HVAC disconnects (4), Exit Lights (4);
          Night Lights(4).                                       $  32,400.00
    9)   HVAC (4) New Units (3=(10) Ton; 1=(3) Ton unit
          w/balance & distribution).                             $  59,000.00
    10)  Roofing Patch.                                          $   2,000.00
    11)  Plumbing to include gas lines.                          $  10,500.00
    12)  Fire Extinguisher.                                      $     400.00
    13)  Fire Sprinkler to include plan and permit.              $  16,800.00
    14)  Flooring (Building Standard Carpet, VCT and Base).      $  30,376.00
    15)  Acoustical Ceiling (New and patch existing).            $  29,920.00
    16)  Clean up.                                               $   1,250.00
    17)  Equipment Rental.                                       $   2,200.00
    18)  Supervision.                                            $   8,800.00
    19)  Permit Fee Budget.                                      $   3,500.00
    20)  Profit and Overhead.                                    $  20,031.00
                                                                -------------

                                          Subtotal Costs:        $ 306,179.00
                                     Add: Design-Build Drawings: $   3,808.00
                                                                 ------------

                                          Total Costs:           $ 309,979.00
                                                                 ============


  Exclusion: City required upgrades (i.e ADA ramp)





       JRM                                                            WFM
-------------------                                            -----------------
Landlord's Initials                                            Tenant's Initials

                                   EXHIBIT D
                        ACKNOWLEDGEMENT OF COMMENCEMENT


This Acknowledgement is made as of ________________________________ with reference to that certain Lease Agreement (hereinafter referred to as the "Lease") dated, August 28, 2000 by and between Bedford Property Investors,
                ---------------
Inc., a Maryland corporation "Landlord" therein, and Centillium Communications, Inc., a Delaware corporation "Tenant", for the Leased Premises situated at 3777
                                                                           ----
Spinnaker Court, Fremont, California 94538.
------------------------------------------

The undersigned hereby confirms the following:

1. That the Tenant accepted possession of the Leased Premises (as described in said Lease) on ________________, and acknowledges that the Leased Premises are as represented by the Landlord and in good order, condition and repair, and that the improvements, if any, required to be constructed for Tenant by Landlord under this Lease have been so constructed and are satisfactorily completed in all respects.

2. That all conditions of said Lease to be performed by Landlord prerequisite to the full effectiveness of said Lease have been satisfied and that Landlord has fulfilled all of its duties of an inducement nature.

3. That in accordance with the provisions of said Lease the commencement date of the term is _________________, and that, unless sooner terminated, the original term thereof expires on _______________.

4. That said Lease is in full force and effect and that the same represents the entire agreement between Landlord and Tenant concerning said Lease.

5. That there are no existing defenses which Tenant has against the enforcement of said Lease by Landlord, and no offsets or credits against rentals.

6. That the minimum rental obligations of said Lease is presently in effect and that all rentals, charges and other obligations on the part of Tenant under said Lease commenced to accrue on ___________________.

7. That the undersigned has not made any prior assignment, hypothecation or pledge of said Lease or of the rents hereunder.



Tenant:


Centillium Communications, Inc.,
a Delaware corporation


By: /s/ W F Mackenzie
   ---------------------------
(Print): WILLIAM F MACKENZIE
        ----------------------
Its: V.P. Operations
    --------------------------
Date:    9/19/00
     -------------------------

       JRM                                                          WFM
-------------------                                          -----------------
Landlord's Initials                                          Tenant's Initials

                                   EXHIBIT E
                  RULES AND REGULATIONS ATTACHED TO AND MADE
                             A PART OF THIS LEASE

1. No sign, placard, picture, advertisement, name of notice shall be inscribed, displayed or printed or affixed on the Building or to any part thereof, or which is visible from the outside of the Building, without the written consent of Landlord, first had and obtained and Landlord shall have the right to remove any such sign, placard, picture, advertisement, name or notice without notice and at the expense of Tenant.

     All approved signs or lettering on doors shall be printed, affixed or inscribed at the expense of Tenant by a person approved by Landlord.

     Tenant shall not place anything or allow anything to be placed near the glass of any window, door, partition or wall which may appear unsightly from outside the Premises.

2. If a directory is located at the Building, it is provided exclusively for the display of the name and location of Tenant only and Landlord reserves the right to exclude any other names therefrom.

3. The sidewalks, passages, exits, entrances, and stairways in and around the Building shall not be obstructed by Tenant or used by it for any purpose other than for ingress to and egress from the Premises. The passages, exits, entrances, stairways, and roof are not for the use of the general public and Landlord shall in all cases retain the right to control and prevent access thereto by all persons whose presence in the judgment of Landlord shall be prejudicial to the safety, character, reputation and interests of the Building and its Tenants, provided that nothing herein contained shall be construed to prevent such access to person with whom Tenant normally deals in the ordinary course of Tenant's business unless such persons are engaged in illegal activities. Neither Tenant nor any employees or invitees of Tenant shall go upon the roof of the Building.

4. Tenant shall not be permitted to install any additional lock or locks on any door in the Building unless written consent of Landlord shall have first been obtained. Two keys will be furnished by Landlord for every room.

5. The toilets and urinals shall not be used for any purpose other than those for which they were constructed, and no rubbish, newspapers or other substances of any kind shall be thrown into them. Wastes and excessive or
     unusual use of water shall not be allowed.   Tenant shall be responsible
     for any breakage, stoppage or damage resulting from the violation of this rule by Tenant or its employees or invitees.

6. Tenant shall not overload the floor of the Premises or mark, drive nails, screw or drill into the partitions, woodwork or plaster or in any way deface the Premises or any part thereof.

7. Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the Premises, or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors and/or vibrations, or interfere in any way with other Tenants or those having business therein.

8. The Premises shall not be used for the storage of merchandise, for washing clothes, for lodging, or for any improper objectionable or immoral purposes.

9. Tenant shall not use or keep in the Premises or the Building any kerosene, gasoline, or inflammable or combustible fluid or material, or use any method of heating or air conditioning other than that supplied by Landlord.

10. Landlord will direct electricians as to the manner and location in which telephone and telegraph wires are to be introduced. No boring or cutting for wires will be allowed without the consent of Landlord. The location of telephones, call boxes and other office equipment affixed to the Premises shall be subject to the approval of Landlord.

11. Tenant shall not lay linoleum, tile, carpet or other similar floor covering so that the same shall be affixed to the floor of the Premises in any manner except as approved by Landlord. The expense of repairing any damage resulting from a violation of this rule or removal of any floor covering shall be borne by Tenant.

12. Exterior blinds are furnished for each window by Landlord. Any additional window covering desired by Tenant shall be approved by Landlord.

13. Landlord reserves the right to exclude or expel from the Building any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of the rules and regulations of the Building.

14.  Tenant shall not disturb, solicit, or canvass any occupant of the Building.

15. Without the written consent of Landlord, Tenant shall not use the name of the Building in connection with or in promoting or advertising the business of Tenant except as Tenant's address.

16. Tenant shall not permit any contractor or other person making any alterations, additions or installations within the Premises to use the hallways, lobby or corridors as storage or work areas without the prior consent of Landlord. Tenant shall be liable

       JRM                                                          WFM
___________________                                          -----------------
Landlord's Initials                                          Tenant's Initials
     for and shall pay the expense of any additional cleaning or other maintenance required to be performed by Landlord as a result of the transportation or storage of materials or work performed within the Building by or for Tenant.

17. Tenant shall be entitled to use parking spaces as mutually agreed upon between Tenant and Landlord subject to such reasonable conditions and regulations as may be imposed from time to time by Landlord. Tenant agrees that vehicles of Tenant or its employees or agents shall not park in driveways nor occupy parking spaces or other areas reserved for any use such as Visitors, Delivery, Loading, or other tenants. Landlord or its agents shall have the right to cause or be removed any car or Tenant, its employees or agents, that may be parked in unauthorized areas, and Tenant agrees to save and hold harmless Landlord, its agents and employees from any and all claims, losses, damages and demands asserted or arising in respect to or in connection with the removal of any such vehicle. Tenant, its employees, or agents shall not park campers, trucks or cars on the Building parking areas overnight or over weekends. Tenant will from time to time, upon request of Landlord, supply Landlord with a list of license plate numbers of vehicles owned or operated by its employees and agents.

18. Landlord reserves the right to make modifications hereto and such other and further rules and regulations as in its sole judgment may be required for the safety, care and cleanliness of the Premises and the Building and for the preservation of good order therein. Tenant agrees to abide by all such rules and regulations.

19. Canvassing, soliciting and peddling is prohibited in the Building and each Tenant shall cooperate to prevent the same.

20. Landlord is not responsible for the violation of any rule contained herein by any other Tenant.

21. Landlord may waive any one or more of these rules for the benefit of any particular Tenant, but no such waiver shall be construed as a waiver of Landlord's right to enforce these rules against any or all Tenants occupying the Building.

22. Tenant is responsible for purchasing and installing a security system if required by the City of Fremont. The cost of purchasing and installation
                             -------
     of any such system is the sole costs and expense of the Tenant.

       JRM                                                          WFM
___________________                                          -----------------
Landlord's Initials                                          Tenant's Initials

                                   EXHIBIT F
                               LETTER OF CREDIT

     This Exhibit F (this "Exhibit F") is made in connection with and is a part of that certain Lease, dated as of August 28, 2000, by and between Bedford
                                   ---------------
Property Investors, Inc., a Maryland corporation, as Landlord, and Centillium Communications, Inc., a Delaware corporation as Tenant, (the "Lease").

     1.   Definitions and Conflict.  All capitalized terms referred to in this
          ------------------------
Exhibit F shall have the same meaning as provided in the Lease, except as expressly provided to the contrary in this Exhibit F. In case of any conflict between any term or provision of the Lease and this Exhibit F, this Exhibit F shall control.

     2.   Letter of Credit Security Deposit.  Pursuant to the terms of the
          ---------------------------------
Lease, a Security Deposit of $467,325.00 is required from Tenant.  In lieu of
                             -----------
depositing cash for the full amount of the Security Deposit, Tenant shall, upon the execution of the Lease, deposit a letter of credit for $467,325.00 (the
                                                           -----------
"Maximum Letter of Credit Amount"), with the balance of the Security Deposit in the form of cash. Said letter of credit shall be in the form of an irrevocable, unconditional and clean standby letter of credit and otherwise in the form set forth below (the "Letter of Credit"). The term Security Deposit shall mean the cash portion of the Security Deposit and the Letter of Credit.

          2.1  Form of Letter of Credit.  The Letter of Credit shall be issued
               ------------------------
by a national bank acceptable to Landlord in its reasonable discretion, with offices in the San Francisco Bay Area that will accept and pay on any draw on the Letter of Credit. The Letter of Credit shall be issued for a term of at least twelve months (with a term during the last year of the Lease Term of at least one full month following the expiration of the Lease Term) and shall be in a form attached hereto as Exhibit F-1 or such other form with such content acceptable to Landlord in its sole and absolute discretion. Any Letter of Credit that Tenant delivers to Landlord in replacement of an existing Letter of Credit shall be in an amount equal to the replaced Letter of Credit (prior to any draws) so that the cash and Letter of Credit together equal the amount of the Security Deposit specified in the Lease. Any such replacement Letter of Credit shall be delivered to and received by Landlord no later than thirty days prior to the expiration of the term of the Letter of Credit then in effect. If Tenant fails to deposit a replacement Letter of Credit or renew the expiring Letter of Credit, Landlord shall have the right to draw upon the expiring Letter of Credit for the full amount thereof and hold the same as Security Deposit; provided, however, that if Tenant provides a replacement Letter of Credit that meets the requirements of this section, Landlord shall promptly return to Tenant in cash that amount of the Letter of Credit that had been drawn upon by Landlord. The Letter of Credit shall expressly permit full and partial draws. If for any reason the Letter of Credit does not permit partial draws, then Landlord shall have the right to make a full draw on the Letter of Credit, notwithstanding that the full amount may not be required to cure any default by Tenant. The Letter of Credit shall designate Landlord as beneficiary and shall be transferable by beneficiary to any transferee, successor, and assign (including any lender of Landlord) at no cost or expense to beneficiary. The Letter of Credit shall provide that it may be drawn by Landlord (or its assignee) upon presentation by Landlord to the issuing bank (at its offices in the San Francisco Bay Area) of a sight draft(s), together with a written statement executed by Landlord stating that the amount requested is due Landlord under the Lease. The amount of the draw requested by Landlord shall be payable by the bank, upon notice to Tenant as described in Section 29 of this Lease. The amount of the draw requested by Landlord shall then be payable without further inquiry or any other documentation or further action required of the bank, Landlord, or Tenant. All costs and expenses to obtain the Letter of Credit and all renewals shall be borne by Tenant.

          2.2  Landlord's Draw.  If the Letter of Credit is drawn upon by
               ---------------
Landlord, Tenant shall, within ten days after written demand therefore, deposit cash with Landlord in an amount sufficient to restore the Security Deposit to amount required under the Lease and this Exhibit F. At all times the Security Deposit, whether in the form of cash and/or Letter of Credit, shall be in the amount specified in the Lease. The use, application or retention of the Letter of Credit, or any portion thereof, by Landlord shall not prevent Landlord from exercising any other right or remedy provided by this Lease or by law, it being intended that Landlord shall not first be required to use all or any part of the Letter of Credit or cash portion of the Security Deposit, and such use shall not operate as a limitation on any recovery to which Landlord may otherwise be entitled. Tenant shall not be entitled to any interest on the cash portion of the Security Deposit. The exercise of any rights of Landlord to the Security Deposit shall not constitute a waiver of nor relieve Tenant from any liability or obligation for any default by Tenant. If Landlord draws upon the entire amount of the Letter of Credit, Tenant may deliver a replacement Letter of Credit to Landlord, instead of depositing cash with Landlord, equal to the original amount of the Letter of Credit.

          2.3  Return or Transfer of Letter of Credit.  Within thirty days after
               --------------------------------------
the expiration or earlier termination of the Lease and provided Tenant has complied with all of its obligations under the Lease, Landlord shall promptly return the refundable portion of the Security Deposit, including the Letter of Credit, to Tenant. In the event of a transfer of the Premises, Building or Project by Landlord, Landlord or any subsequent transferor shall deliver the refundable portion of the Security Deposit, including both the cash portion and the Letter of Credit, to the successor landlord or transferee.

       JRM                                                          WFM
___________________                                          -----------------
Landlord's Initials                                          Tenant's Initials

                                  EXHIBIT F-1
                             FORM LETTER OF CREDIT

BENEFICIARY:

BEDFORD PROPERTY INVESTORS, INC., a Maryland corporation, its successors and assigns
270 Lafayette Circle
Lafayette, CA 94549
Attn: Property Management

APPLICANT:

CENTILLIUM COMMUNICATIONS, INC., a Delaware corporation
3777 Spinnaker Court
Fremont, California 94538

IRREVOCABLE STANDBY                                 AMOUNT: $467,325.00
LETTER OF CREDIT NO.

GENTLEMEN:

WE HEREBY AUTHORIZE YOU TO DRAW ON [bank's name, address and city/state/zip]

BY ORDER OF AND
FOR ACCOUNT OF

CENTILLIUM COMMUNICATIONS, INC., a Delaware corporation
3777 Spinnaker Court
Fremont, California 94538

UP TO AN AGGREGATE AMOUNT OF FOUR HUNDRED SIXTY-SEVEN THOUSAND THREE HUNDRED TWENTY FIVE UNITED STATES DOLLARS ($467,325.00 U.S.).

AVAILABLE BY YOUR DRAFTS AT SIGHT ACCOMPANIED BY:

A WRITTEN NOTARIZED STATEMENT, PURPORTEDLY SIGNED BY AN AUTHORIZED OFFICER OR AUTHORIZED AGENT OF BEDFORD PROPERTY INVESTORS, INC., A MARYLAND CORPORATION OR ITS SUCCESSORS AND ASSIGNS ("LANDLORD) STATING THAT:

     "CENTILLIUM COMMUNICATIONS, INC., A DELAWARE CORPORATION ("TENANT"), HAS FAILED TO PAY BEDFORD PROPERTY INVESTORS, INC., A MARYLAND CORPORATION OR ITS SUCCESSORS AND ASSIGNS ("LANDLORD") $ [Landlord to insert the amount
                                              -------------------------------
     of the draw not to exceed the maximum amount of this letter of credit, in
     -------------------------------------------------------------------------
     the aggregate] THAT TENANT OWES LANDLORD ACCORDING TO THE TERMS AND
     --------------
     CONDITIONS OF THE BUSINESS PARK NET LEASE, DATED________________________, 2000, FOR THE PREMISES KNOWN AS 3777 SPINNAKER COURT, FREMONT, CALIFORNIA, AND AT LEAST TEN (10) DAYS HAVE ELAPSED SINCE LANDLORD HAS GIVEN WRITTEN NOTICE OF SUCH REQUEST FOR PAYMENT TO TENANT."

OR

A WRITTEN NOTARIZED STATEMENT PURPORTEDLY SIGNED BY AN AUTHORIZED OFFICER OR AUTHORIZED AGENT OF LANDLORD STATING:

     "CENTILLIUM COMMUNICATIONS, INC., A DELAWARE CORPORATION ("TENANT"), HAS FAILED TO PAY BEDFORD PROPERTY INVESTORS, INC., A MARYLAND CORPORATION OR ITS SUCCESSORS AND ASSIGNS ("LANDLORD") $467,325.00 THAT TENANT OWES LANDLORD ACCORDING TO THE TERMS AND CONDITIONS OF THE BUSINESS PARK NET LEASE, DATED________________________, 2000, FOR THE PREMISES KNOWN AS 3777
     SPINNAKER COURT, FREMONT, CALIFORNIA (THE "LEASE"), BECAUSE THE LETTER. OF CREDIT IS DUE TO EXPIRE WITHIN NOT MORE THAN TWENTY (20) DAYS AND TENANT HAS NEITHER REPLACED THE LETTER OF CREDIT WITH CASH IN THE AMOUNT OF $467,325.00 NOR CAUSED THE EXPIRATION DATE OF THE LETTER OF CREDIT TO BE EXTENDED FOR AN ADDITIONAL ONE-YEAR PERIOD IN ACCORDANCE WITH THE REQUIREMENTS OF THE LEASE."

ONE OR MORE PARTIAL DRAWS ON THIS LETTER OF CREDIT WILL BE HONORED AND PAID, UP TO AN AGGREGATE EQUAL TO THE MAXIMUM AMOUNT OF $467,325.00.

THIS LETTER OF CREDIT SHALL BE DEEMED AUTOMATICALLY EXTENDED WITHOUT AN AMENDMENT, FOR ADDITIONAL PERIODS OF ONE YEAR, FROM THE PRESENT OR ANY FUTURE EXPIRATION DATE

       JRM                                                          WFM
___________________                                          -----------------
Landlord's Initials                                          Tenant's Initials

HEREOF, UNLESS AT LEAST THIRTY (30) DAYS PRIOR TO SUCH EXPIRATION DATE WE NOTIFY YOU IN WRITING NOT TO CONSIDER THIS LETTER OF CREDIT RENEWED FOR ANY SUCH ADDITIONAL PERIODS. THIS LETTER OF CREDIT WILL NOT BE AUTOMATICALLY EXTENDED BEYOND ________________________, 20________[a date that is at least two year's from the effective date].

THIS LETTER OF CREDIT IS EFFECTIVE __________________________________, 2000.

DRAFTS MUST BE DRAWN AND PRESENTED AT THE OFFICE OF [bank's name, address and city/state/zip] NOT LATER THAN ___________________________________, 20________
[the current expiration date] OR ANY AUTOMATICALLY EXTENDED EXPIRATION DATE.

DRAFTS DRAWN HEREUNDER MUST BE MARKED: "DRAWN UNDER THE [bank's name] LETTER OF CREDIT NUMBER __________________________________."

WE HEREBY ENGAGE WITH THE BENEFICIARY THAT ALL DRAFTS DRAWN UNDER AND IN COMPLIANCE WITH THE TERMS OF THIS CREDIT WILL BE DULY HONORED.

THIS LETTER OF CREDIT IS IRREVOCABLE AND WILL NOT BE AFFECTED BY THE BANKRUPTCY OR INSOLVENCY OF THE APPLICANT.

THIS LETTER OF CREDIT MAY BE TRANSFERRED AND THE PROCEEDS HEREUNDER MAY BE ASSIGNED BY THE BENEFICIARY, TO ITS SUCCESSORS AND ASSIGNS WHO ARE OR BECOME A LANDLORD UNDER THE LEASE OR WHO HAVE OR WILL HAVE A SECURITY INTEREST IN THE REAL PROPERTY SUBJECT TO THE LEASE.

THIS LETTER OF CREDIT IS SUBJECT TO THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS (1993 REVISION) INTERNATIONAL CHAMBER OF COMMERCE PUBLICATION NO. 500, AND WILL BE INTERPRETED AND ENFORCED UNDER THE LAWS OF THE STATE OF CALIFORNIA.

VERY TRULY YOURS,


__________________________________________
[signature of bank's authorized officer]

       JRM                                                          WFM
___________________                                          -----------------
Landlord's Initials                                          Tenant's Initials

                  FIRST AMENDMENT TO BUSINESS PARK NET LEASE

     The First Amendment Business Park Net Lease ("First Amendment") is entered into by and between "Landlord" and "Tenant" (defined below collectively the "Parties") and dated for reference purposes only as of November 8, 2000 (the
                                                       ----------
"First Amendment Date").


                                   RECITALS

     On or about August 28, 2000, Bedford Property Investors, Inc., a Maryland corporation ("Landlord") and Centillium Communications, Inc., a Delaware corporation ("Tenant") entered into a Business Park Net Lease (the "Lease") for the property located at 3777 Spinnaker Court Fremont, California 94538 (the "Premises").

     Accordingly to the Lease, Landlord had agreed to install certain Tenant Improvements. Tenant has requested that certain changes to the Tenant Improvement be made by Landlord (the "First Change Request"). Landlord is willing to make such changes if Tenant will agree that the commencement date of the term of the Lease and the payment of rent will be December 1, 2000, and that Tenant agrees to immediately pay the additional costs that Landlord will incur in the design, construction and other costs associated with the changes according to the First Change Request.

     The Parties now wish to amend the Lease as provided above, and to make other changes, as stated in this First Amendment.

Now, therefore, the lease is amended as follows:

I.   SECTION 1.7 IS AMENDED IN ITS ENTIRETY TO READ AS FOLLOWS:

     1.7     Term     (A)  December 1, 2000 (the "Estimated Commencement Date").
                      (B)  Sixty (60) months
                           ----------
                      (C)  December 18, 2000 (the "Estimated Possession Date")
                           -----------


II.  A NEW SECTION 1.17 IS INSERTED TO READ AS FOLLOWS:

     1.17    Additional Tenant Improvement Costs:    $277,185.00
                                                     -----------

III. SECTION 3.1 IS AMENDED IN ITS ENTIRETY TO READ AS FOLLOWS:

     3.1     Commencement Date. The Estimated Commencement Date specified in
             -----------------
     Section 1.7 (A) is the date the Parties had originally anticipated that the Tenant Improvements will be Substantially Completed, but for changes requested by Tenant. Upon the execution of the First Amendment, Tenant shall execute a written acknowledgement of that date as the actual commencement date is December 1, 2000, (the "Commencement Date") in the form of Exhibit D-1 attached to the First Amendment, notwithstanding that
             -----------
     the Tenant has not yet accepted possession of the Leased Premises and that all the Tenant Improvements have not been completed in accordance with the provisions of said Lease and Tenant's First Change Request.


IV.  SECTION 3.4 IS AMENDED IN ITS ENTIRETY TO READ AS FOLLOWS:

     3.4     Landlord Delay. If Landlord cannot deliver possession of the
             --------------
     Premises on the Estimated Possession Date, as extended for Force Majeure Delay (defined in Exhibit C, Section 3), the Lease shall not be void or
                       ---------
     voidable, nor shall Landlord be liable for any loss or damage resulting therefrom. If Substantial Completion of Tenant Improvements does not occur within six months after the Estimated Possession Date (as extended for Force Majeure Delay) due to a cause other than a Tenant Delay (defined in Exhibit C, Section 3), Tenant shall have the right to cancel this Lease
     ---------
     upon Notice to Landlord given within ten days after the expiration of the six-month period.

V.     SECTION 3.5 IS AMENDED IN ITS ENTIRETY TO READ AS FOLLOWS:

       3.5   Tenant Delay.  In no event shall a Tenant Delay excuse Tenant's
             ------------
       performance hereunder. Tenant shall be responsible for, and shall immediately pay upon demand to Landlord, all costs and expenses incurred by Landlord in connection with any Tenant Delay.

VI.    A NEW SECTION 4.5 IS INSERTED TO READ AS FOLLOWS:

       4.5   Additional Tenant Improvement Costs. Tenant will pay to Landlord
             -----------------------------------
             concurrently with the execution of the First Amendment, $277,185.00
                                                                     -----------
             (the "Additional Tenant Improvement Costs"), which is the amount by which the Tenant Improvement Cost, after implementation of the First Change Request, is reasonably estimated by Landlord to exceed the Bid, including without limitation, increases in design and construction costs and other charges payable hereunder as a result of the First Change Request.

VII. SECTION 2 OF EXHIBIT C (CONSTRUCTION OBLIGATIONS) IS AMENDED IN ITS ENTIRETY TO READ AS FOLLOWS:

       2.    Construction of Tenant Improvements. Landlord shall construct the
             -----------------------------------
       Tenant Improvements in accordance with this Agreement and in substantial conformance with the approved "revised" Construction Plans prepared by
                                                                  -----------
       The Charles Doerr Group, Sheets; CS-1, CS-2, A-1, A-2, A-3, A-4, E-1 and
       ------------------------------------------------------------------------
       E-2 dated October 30, 2000; S1.0 dated October 20, 2000; and M-1 dated
       ----------------------------------------------------------------------
       August 12, 2000, which are hereby approved by Tenant.
       ---------------

VIII. PARAGRAPH 3 UNDER SECTION 3 OF EXHIBIT C (CONSTRUCTION OBLIGATIONS) IS DELETED AND AMENDED IN ENTIRETY TO READ AS FOLLOWS:

       3     "Construction Plans" shall mean the complete plans and
       specifications prepared by The Charles Doerr Group, Sheets; CS-1, CS-2,
       -----------------------------------------------------------------------
       A-1, A-2, A-3, A-4, E-1 and E-2 dated October 30, 2000; $1.0 dated
       ------------------------------------------------------------------
       October 20, 2000; and M-1 dated August 12, 2000, for the construction of
       -----------------------------------------------
       the Tenant Improvements, which are required to obtain all building permits, licenses and certificates from the applicable governmental authority(ies) for the construction of the Tenant Improvements.

IX. UNLESS SO SPECIFICALLY STATED IN THIS FIRST AMENDMENT, THE DEFINED TERMS CONTAINED IN THIS FIRST AMENDMENT SHALL HAVE THE SAME DEFINED MEANING AS STATED IN THE LEASE, AND ANY REFERENCE TO A SECTION OR A PARAGRAPH WILL BE A SECTION OR PARAGRAPH OF THE LEASE. THE LEASE SHALL REMAIN IN FULL FORCE AND EFFECT EXCEPT AS AMENDED OR SUPPLEMENTED BY THIS FIRST AMENDMENT.

In Witness Whereof, the Parties have executed this First Amendment as of the date first written above.


"Landlord"                              "Tenant"


Bedford Property Investors, Inc.,       Centillium Communications, Inc.,
a Maryland corporation                  a Delaware corporation


By:    /s/ J R Moore                    By:    /s/ William F MacKenzie
   -------------------------------         -----------------------------------
Name:     Jim Moore                     Name:     William F. MacKenzie
     -----------------------------           ---------------------------------
Title:    COO                           Title:    VP Operations
      ----------------------------            --------------------------------
Date:  12/30/00                         Date:     12/20/00
     -----------------------------           ---------------------------------

                                  EXHIBIT D-1
                        ACKNOWLEDGEMENT OF COMMENCEMENT

This Acknowledgement is made as of December 18, 2000, with reference to that
                                   -----------------
certain Lease Agreement (hereinafter referred to as the "Lease" dated, August
                                                                       ------
28, 2000 by and between Bedford Property Investors, Inc., a Maryland corporation
--------
"Landlord" therein, and Centillium Communications, Inc., a Delaware corporation "Tenant", for the Leased Premises situated at 3777 Spinnaker Court, Fremont,
                                              -----------------------------
California 94538, as amended by the First Amendment to Business Park Lease dated
----------------
November 8, 2000.

The undersigned hereby confirms the following:

1. That notwithstanding that the Tenant has not yet accepted possession of the Leased Premises (as described in said Lease) and that all the tenant improvements have not been completed in accordance with the provisions of said Lease, the commencement date of the term is December 1, 2000 and that, unless
                                            ----------------
sooner terminated, the original term thereof expires on November 30, 2005.
                                                        -----------------

2. That said Lease is in full force and effect and that the same represents the entire agreement between Landlord and Tenant concerning said Lease.

3. That there are no existing defenses which Tenant has against the enforcement of said Lease by Landlord, and no offsets or credits against rentals.

4. That the minimum rental obligations of said Lease is presently in effect and that all rentals, charges and other obligations on the part of Tenant under said Lease commenced to accrue on December 1, 2000.
                                  ----------------

5. That the undersigned has not made any prior assignment, hypothecation or pledge of said Lease or the rents hereunder.



Tenant:

Centillium Communications, Inc.,
a Delaware corporation

By: /s/ W F Mackenzie
    --------------------------
(Print):  WILLIAM F MACKENZIE
        ----------------------
Its:  VP Operations
    --------------------------
Date: 12/20/00
     -------------------------

                  [LETTERHEAD OF BEDFORD PROPERTY INVESTORS]

January 3, 2001                                                  Hand Delivered
                                                                 --------------

Mr. Dave Hickman
Centillium Communications
47211 Lakeview Blvd.
Fremont, CA 94538

Re:    3777 Spinnaker Court

Dear Dave:

Enclosed please find a fully executed First Amendment to Lease for the location referenced above.


I look forward to continuing our business relationship. Please do not hesitate to call me should you have any additional questions. I can be reached at
(925)299-4219. Thank you.


Sincerely,



/s/ Michelle McDuffy
Michelle McDuffy
Property Manager


Enclosure